As filed with Securities and Exchange Commission on February 28,
2006

                                    Registration No. 333-116386
                                                      811-09076


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM N-6

REGISTRATION STATEMENT 	UNDER THE SECURITIES ACT OF 1933

          Post-Effective Amendment No. 3               [ X ]

REGISTRATION STATEMENT 	UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 10              [ X ]

                      CARILLON LIFE ACCOUNT
                    (Exact Name of Registrant)

            THE UNION CENTRAL LIFE INSURANCE COMPANY
                        (Name of Depositor)

                        1876 Waycross Road
                          P.O. Box 40888
                     Cincinnati, Ohio  45240
      (Address of depositor's principal executive offices)
                           513-595-2200
      (Depositor's telephone number, including area code)

                         John F. Labmeier
            The Union Central Life Insurance Company
                        1876 Waycross Road
                     Cincinnati, Ohio  45240
                           513-595-2470
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
[   ] Immediately upon filing pursuant to paragraph (b)
[   ] on [date] pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[ X ] on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485
[   ] this post effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: SECURITIES OF UNIT
INVESTMENT TRUST

                     PART A

      INFORMATION REQUIRED IN A PROSPECTUS

                           PROSPECTUS

Individual Flexible Premium Variable Universal Life Insurance
Policies


            THE UNION CENTRAL LIFE INSURANCE COMPANY

                      CARILLON LIFE ACCOUNT

Home Office:
1876 Waycross Road
Cincinnati, Ohio  45240
Telephone: 1-800-319-6902

This Prospectus describes an individual flexible premium variable universal life insurance policy offered by The Union Central Life Insurance Company called Excel Accumulator. Under this policy, we insure the life of the person you specify, and give you flexibility in the death benefit, and amount and timing of your premium payments. With this flexibility, you can provide for your changing insurance needs under a single policy.

You can allocate net premiums to one or more variable account investment options in the variable account, to the guaranteed account, or to both. This Prospectus generally describes the variable account.

We will deposit the net premiums you allocate to the variable account in subaccounts of the Carillon Life Account according to your instructions. We invest the assets of each subaccount in a corresponding portfolio of one of the following funds:



o AIM Variable Insurance Funds                o Oppenheimer Variable Account Funds
o The Alger American Fund                     o DWS Variable Series I
o American Century Variable Portfolios, Inc.  o Seligman Portfolios, Inc.
o Franklin Templeton Variable Insurance       o Summit Mutual Funds, Inc.
  Products Trust                              o The Universal Institutional Funds, Inc.
o MFS Variable Insurance Trust



To learn more about the portfolios, see their accompanying prospectuses.

AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE YOUR PREMIUM PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS
ACCURATE OR COMPLETE.  IT IS A CRIMINAL OFFENSE TO STATE
OTHERWISE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY PLACE WHERE IT WOULD BE ILLEGAL TO MAKE IT. WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE IN THIS PROSPECTUS, THE PROSPECTUSES FOR THE PORTFOLIOS, OR RELATED STATEMENTS OF ADDITIONAL INFORMATION.

Please Read This Prospectus Carefully and Retain It for Future
Reference

           The Date of this Prospectus is May 1, 2006.

                       PROSPECTUS CONTENTS

SUMMARY OF POLICY BENEFITS AND RISKS. . . . . . . . . . . 5

 Contract Benefits and Risks. . . . . . . . . . . . . . . 5
 Portfolio Risks. . . . . . . . . . . . . . . . . . . . . 7
 Fee Tables . . . . . . . . . . . . . . . . . . . . . . . 7

GENERAL INFORMATION ABOUT UNION CENTRAL,
THE SEPARATE ACCOUNT AND THE PORTFOLIOS . . . . . . . . .13

 The Union Central Life Insurance Company . . . . . . . .13
 Carillon Life Account. . . . . . . . . . . . . . . . . .13
 The Portfolios . . . . . . . . . . . . . . . . . . . . .13

GUARANTEED ACCOUNT. . . . . . . . . . . . . . . . . . . .16

 Minimum Guaranteed and Current Interest Rates. . . . . .16
 Calculation of Guaranteed Account Value. . . . . . . . .17
 Transfers from the Guaranteed Account. . . . . . . . . .17
 Payment Deferral from the Guaranteed Account . . . . . .17

CHARGES AND DEDUCTIONS. . . . . . . . . . . . . . . . . .17

 Premium Expense Charge . . . . . . . . . . . . . . . . .17
 Monthly Deduction. . . . . . . . . . . . . . . . . . . .18
   Cost of Insurance Charge . . . . . . . . . . . . . . .18
 Daily Mortality and Expense Risk Charge. . . . . . . . .20
 Transfer Charge. . . . . . . . . . . . . . . . . . . . .20
 Surrender Charge . . . . . . . . . . . . . . . . . . . .20
   Sales Surrender Charge . . . . . . . . . . . . . . . .21
   Administrative Surrender Charge. . . . . . . . . . . .21
 Fund Expenses. . . . . . . . . . . . . . . . . . . . . .22
 Income Tax Charge. . . . . . . . . . . . . . . . . . . .22
 Special Arrangements . . . . . . . . . . . . . . . . . .22

CONTRACT DESCRIPTION. . . . . . . . . . . . . . . . . . .23

 Eligible Purchasers. . . . . . . . . . . . . . . . . . .23
 Owner Rights . . . . . . . . . . . . . . . . . . . . . .23
 Net Premium Allocations. . . . . . . . . . . . . . . . .23
   Allocation Rules . . . . . . . . . . . . . . . . . . .24
 Transfer Privilege . . . . . . . . . . . . . . . . . . .24
   Minimum Amount of Transfers. . . . . . . . . . . . . .24
   Timing of Transfers. . . . . . . . . . . . . . . . . .24
   Limits on Transfers. . . . . . . . . . . . . . . . . .24
   Charges for Transfers. . . . . . . . . . . . . . . . .24
   Methods of Transfers . . . . . . . . . . . . . . . . .25
   Conversion Right . . . . . . . . . . . . . . . . . . .25
   Excessive Trading. . . . . . . . . . . . . . . . . . .26
 Selecting and Changing the Beneficiary . . . . . . . . .27
 Limits on Rights to Contest the Policy . . . . . . . . .27
   Incontestability . . . . . . . . . . . . . . . . . . .27
   Suicide Exclusion. . . . . . . . . . . . . . . . . . .27
 Supplemental and/or Rider Benefits . . . . . . . . . . .28
 Changes in the Policy or Benefits. . . . . . . . . . . .30
 Participating. . . . . . . . . . . . . . . . . . . . . .30

PURCHASING YOUR POLICY. . . . . . . . . . . . . . . . . .30

 Applying for a Policy. . . . . . . . . . . . . . . . . .30
 Free Look Right to Cancel the Policy . . . . . . . . . .30

PREMIUMS. . . . . . . . . . . . . . . . . . . . . . . . .31

   Planned Periodic Premiums. . . . . . . . . . . . . . .31
   Minimum No Lapse Period. . . . . . . . . . . . . . . .32
   Premium Payments Upon Increase in Specified Amount . .32
   Grace Period . . . . . . . . . . . . . . . . . . . . .32
 Crediting Net Premiums . . . . . . . . . . . . . . . . .33
 Dollar Cost Averaging Plan . . . . . . . . . . . . . . .33
 Portfolio Rebalancing Plan . . . . . . . . . . . . . . .33
 Earnings Sweep Plan. . . . . . . . . . . . . . . . . . .34

POLICY VALUES . . . . . . . . . . . . . . . . . . . . . .34

 Determining Account Value. . . . . . . . . . . . . . . .34
   Subaccount Values. . . . . . . . . . . . . . . . . . .34
   Determinination of Unit Value. . . . . . . . . . . . .35
   Net Investment Factor. . . . . . . . . . . . . . . . .35
   Guaranteed Account . . . . . . . . . . . . . . . . . .35
   Loan Account . . . . . . . . . . . . . . . . . . . . .35
 Cash Value . . . . . . . . . . . . . . . . . . . . . . .35
 Cash Surrender Value . . . . . . . . . . . . . . . . . .36

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT . . . . . .36

 Amount of Death Benefit Proceeds . . . . . . . . . . . .36
 Death Benefit Options. . . . . . . . . . . . . . . . . .36
 Enhanced Death Benefit Option. . . . . . . . . . . . . .37
 Use of Accounting Benefit Rider and Supplemental
    Coverage Rider. . . . . . . . . . . . . . . . . . . .37
   Accounting Benefit Rider . . . . . . . . . . . . . . .37
   Supplemental Coverage Rider. . . . . . . . . . . . . .37
   Paid-Up Life Insurance Benefit Endorsement . . . . . .
 Changes in Death Benefit Option. . . . . . . . . . . . .39
 Changes in Specified Amount. . . . . . . . . . . . . . .39
 When Proceeds Are Paid . . . . . . . . . . . . . . . . .40
 Payment Options. . . . . . . . . . . . . . . . . . . . .40

CASH BENEFITS . . . . . . . . . . . . . . . . . . . . . .40

 Loans. . . . . . . . . . . . . . . . . . . . . . . . . .40
   Interest . . . . . . . . . . . . . . . . . . . . . . .40
   Policy Debt. . . . . . . . . . . . . . . . . . . . . .41
   Loan Collateral. . . . . . . . . . . . . . . . . . . .41
   Loan Repayment; Effect if Not Repaid . . . . . . . . .41
   Effect of Policy Loan. . . . . . . . . . . . . . . . .41
 Surrendering the Policy for Cash Surrender Value . . . .42
 Partial Cash Surrenders. . . . . . . . . . . . . . . . .42

LAPSE AND REINSTATEMENT . . . . . . . . . . . . . . . . .42

 Lapse. . . . . . . . . . . . . . . . . . . . . ... . . .42
 Reinstatement. . . . . . . . . . . . . . . . . . . . . .43

TAX CONSIDERATIONS. . . . . . . . . . . . . . . . . . . .43

 Introduction . . . . . . . . . . . . . . . . . . . . .. 43
 Tax Treatment of Policy Benefits . . . . . . . . . . . .44
   Withholding. . . . . . . . . . . . . . . . . . . . . .45
   Other Tax Considerations . . . . . . . . . . . . . . .46
 Possible Charges for Union Central's Taxes . . . . . . .46

DISTRIBUTION OF THE POLICIES. . . . . . . . . . . . . . .47

LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . .47

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . .47

APPENDIX A - GLOSSARY OF TERMS. . . . . . . . . . . . . .48

APPENDIX B - ILLUSTRATIONS. . . . . . . . . . . . . . . .49

APPENDIX C - DISCLAIMERS. . . . . . . . . . . . . . . . .63

        STATEMENT OF ADDITIONAL INFORMATION
                  TABLE OF CONTENTS

General Information and History. . . . . . . . . . . . . 2
Multiple Beneficiaries . . . . . . . . . . . . . . . . . 2
Additional Information about Operation of Contracts
   and Carillon Life Account . . . . . . . . . . . . . . 2
Reports to Policy Owners . . . . . . . . . . . . . . . . 2
Assignment . . . . . . . . . . . . . . . . . . . . . . . 3
Distribution of the Policies . . . . . . . . . . . . . . 3
Custody of Assets. . . . . . . . . . . . . . . . . . . . 4
Independent Registered Public Accounting Firm. . . . . . 4

Appendix A (Guideline Premium and Cash Value
   Accumulation Test Factors). . . . . . . . . . . . . A-1
Appendix B (Enhanced Death Benefit Option Tables). . . B-1
Appendices C and D (Financial Statements of
    Carillon Life Account and of Union Central). . . . C-1


             SUMMARY OF POLICY BENEFITS AND RISKS

PLEASE READ THIS SUMMARY. THERE ARE MORE DETAILED EXPLANATIONS OF THESE TOPICS IN THE SECTIONS IDENTIFIED IN THE TABLE OF CONTENTS ABOVE. UNLESS WE INDICATE OTHERWISE, IN DESCRIBING YOUR POLICY IN THIS PROSPECTUS, WE ASSUME THAT YOUR POLICY IS IN FORCE AND THAT YOU HAVE NO OUTSTANDING POLICY DEBT.

We designed your policy to be a long-term investment that provides insurance benefits. You should evaluate your policy based on your need for insurance, and your policy's long-term investment potential. It might not be to your advantage to replace your existing insurance coverage with this policy. If you already have life insurance, it might not be to your advantage to use loan proceeds or withdrawal proceeds from another policy to purchase this policy. Purchasing this policy is not appropriate if you are looking for a short-term investment, and a few of the policy's features might not be suitable for your situation. If you surrender the policy during its early years, you will pay substantial surrender charges.

Contract Benefits and Risks

Your policy offers you many benefits and presents you with certain risks.

Your policy offers you the benefits of:

   o insurance coverage on a person's life; proceeds under the policy can pass free of federal and state income tax at the death of the insured;

   o allocating your net premiums to various investment options that cover a broad spectrum of investment objectives and risk tolerances that may, if and when investment performance is positive, help you increase your account value at a faster rate than you could expect in a fixed life insurance product paying a fixed rate of interest on your net premium payments;

   o reallocating your account value through dollar-cost averaging, portfolio rebalancing, and our earnings sweep plans; these plans do not assure a profit nor protect against an investment loss;

   o choosing among various supplemental riders including a term insurance for other insured persons rider, no-lapse rider, and an accounting benefit rider
      ("term insurance rider" in New York and Massachusetts) and supplemental coverage rider that provide additional optional features (they are described on page 36);

   o our guarantee to keep your policy in force during the first three policy years as long as you meet the minimum no-lapse premium requirement;

   o obtaining current information about your policy and performing certain functions related to your policy through our Service Central Internet system (which is described on page 32);

   o receiving personalized illustrations in connection with the purchase of this policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse and the charges and deductions under the policy. They will also help you to compare this policy to other insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value;

   o selecting from three death benefit options available under your policy: a level death benefit ("Option A"), a death benefit that includes the account value ("Option B"), or a death benefit that guarantees return of premiums ("Option C"); and you can change your death benefit option as described on page 41;

   o after the first policy year, borrowing against your policy for up to 90% of your account value in the variable account and 100% of your account value in the guaranteed account, minus any applicable surrender charge and loan interest to the annual date; if you do, we will transfer an amount equal to the loan from the variable account and the guaranteed account to the loan account as collateral for the loan; we will charge interest on the loan and will credit interest on amounts in the loan account;

   o  taking a full or partial cash surrender of at least
      $100 from your policy at any time before the insured's death; and

   o deciding how we pay proceeds under the policy; we may pay cash surrender value or the death benefit proceeds as a lump sum or under one of our payment options.

Buying your policy also exposes you to the risk that:

   o you may want to take cash value out of your policy by taking a partial cash surrender or a loan from your policy during the early policy years when your cash surrender value is likely to be too low to permit you to do so;

   o  we do not guarantee any minimum cash surrender value;

   o if the value of your policy can no longer cover the policy's monthly charges and any loan interest due, your policy will be in default and a grace period will begin. There is a risk that if partial cash surrenders, loans, and charges reduce your account value to too low an amount and/or if the investment experience of your selected subaccounts is unfavorable, then your policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. If your policy lapses while loans are outstanding, adverse tax consequences may result. After your policy terminates, you may reinstate your policy within five years subject to certain conditions;

   o if your policy lapses, you may find it difficult to replace the life insurance coverage for a similar cost when the insured is at an older age and possibly in poorer overall health;

   o loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds;

   o we believe that a policy issued on a standard basis should satisfy applicable federal tax law requirements to qualify as a life insurance policy. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class with extra rating involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that your policy does not satisfy the applicable requirements, we may take appropriate steps to bring your policy into compliance with such requirements and we reserve the right to modify your policy as necessary in order to do so.


   o depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract
      (MEC) under federal tax laws. If this occurs, partial cash surrenders, as well as policy loans, will be taxable as ordinary income to the extent there is a gain in the policy. In addition, a 10% penalty tax may be imposed on the gain received from full and partial cash surrenders, and loans. You should consult a qualified tax advisor for assistance in all tax matters involving your policy. There is a further discussion of the tax consequences of your life insurance policy being treated as a modified endowment contract in the Tax Considerations section on page 58.

   o we may not have adequate claims-paying ability to the extent amounts are payable from our guaranteed account at the time the insured person dies or you surrender your policy; and

   o our general liabilities and general account investment performance may hinder our ability to pay an interest rate in excess of the guaranteed interest rate for the guaranteed account.

Portfolio Risks

Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. You should read the prospectuses for the portfolios carefully before making any decision about the allocation of your net premiums.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying and owning the policy. If the amount of the charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of an insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the policy, paying premiums, making partial cash surrenders from the policy, surrendering the policy, transferring account value among the subaccounts and the guaranteed account, or taking a loan.

                      TRANSACTION FEES

                      When Charge          Guaranteed Maximum          Current Amount
Charge                is Deducted          Amount Deducted             Deducted
------                -----------          ------------------          --------------
Sales Charge          when premiums        4% of premium paid          2% for
Imposed on            are paid             during first 10             policy years
Premiums (Load)                            policy years; 2%
                                           premium paid
                                           thereafter

-------------------------------------------------------------------------------------------
Premium Tax          when premiums         2.5% of premium paid        2.0% of premium paid
Charge(1)            are paid

-------------------------------------------------------------------------------------------
Sales Surrender      at time of surrender  26.0% of premiums paid      same as guaranteed
Charge (Load)(2)(3)  or lapse until end    up to sales surrender       maximum amount
                     of 10th policy year   premium shown in policy
                                           during the first five
                                           policy years)

-------------------------------------------------------------------------------------------
Minimum and Maximum  at time of surrender  $0.50 to $7.50 per $1000    same as guaranteed
Administrative       or lapse during the   of base specified amount    maximum amount
Surrender            first 10 policy       (during the first five
Charge(2)(4)         years and 10 years    policy years)
                     following an
                     increase in
                     specified amount

-------------------------------------------------------------------------------------------
Administrative       at time of surrender  $3.50 per $1000 of base     same as guaranteed
Surrender Charge     or lapse during the   specified amount (during    maximum amount
for a 36-year        first 10 policy       the first five policy
old male             years and 10 years    years)
insured(2)           following an
                     increase in
                     specified amount

-------------------------------------------------------------------------------------------
Transfer Fees        when transfers are    $15 per transfer            $10 per transfer
                     made                                              after the first
                                                                       12 per policy year;
                                                                       the first 12 per
                                                                       policy year are free

-------------------------------------------------------------------------------------------
Loan Interest        at the end of each    1.50% annually of amount    1.50% annually of
Spread(5)            policy year, or upon  in the loan account         amount in the loan
                     death, policy lapse,  during the first ten        account during the
                     or surrender, if      policy years;               first ten policy
                     earlier               .50% thereafter             years; 0% thereafter

-------------------------------------------------------------------------------------------

(1) We do not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that income taxes will be incurred.

(2) The surrender charge has two components: a sales surrender charge and an administrative surrender charge. The sales surrender premium on which the sales surrender charge is based varies based on issue age, gender, specified amount, and rate class applicable to the insured. Your maximum sales surrender premium is stated in your policy. The administrative surrender charge component varies based on issue age (or age at the time of an increase in specified amount) and the policy year in which the charge is imposed. The surrender charges shown may not be typical of the charges you will pay. Please see your policy for more information about the surrender charge that applies to you. You may obtain more information about your surrender charge from your agent or by contacting us at 1-800-319-6902.

(3) The sales surrender charge declines after the fifth policy year based on the policy year to zero after the 10th policy year. The minimum sales surrender premium is $0.65 per $1000 of specified amount for a female, 1-year-old, tobacco insured; the maximum sales surrender premium is $32.00 per $1000 of specified amount for a male, 75-year-old, tobacco insured.

(4) The maximum charge occurs during policy years 1 through 5 and is based on the following characteristics: for issue ages 0 to 9, $0.50 per $1000; for issue ages 10 to 19, $1.50 per $1000; for issue ages 20 to 29, $2.50 per $1000; for issue ages 30 to 39, $3.50 per $1000; for issue ages 40 to 49, $4.50 per $1000; for issue ages 50 to 59, $5.50 per $1000; for issue ages 60 to 69, $6.50 per $1000; and for issue ages 70 and higher, $7.50 per $1000. The rates apply during the first five policy years and then decline monthly to zero at the end of the 10th policy year.

(5) The loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.50%, during the first ten policy years and 3.00% thereafter compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3.00%).

This table describes the fees and expenses that you will pay periodically during the time that you own your policy, not including portfolio fees and expenses.

   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                      When Charge          Guaranteed Maximum          Current Amount
Charge                is Deducted          Amount Deducted             Deducted
------                -----------          ------------------          --------------
Cost of Insurance    On the policy date,   $.06 per $1000 of risk      $.06 per $1000 of
(6)(7)               and each monthly      amount to $83.33 per        risk amount to
                     date thereafter       $1000 of risk amount        $35.91 per $1000
                                                                       of risk amount

-------------------------------------------------------------------------------------------
Cost of Insurance    On the policy date,   $.15 per $1000 in           $.13 per $1000 of
for the following    and each monthly      risk amount                 risk amount
insured: (6)         date thereafter

male, 36-year-old
standard non-
tobacco, $300,000
specified amount,
Death Benefit
Option A, first
year of policy

-------------------------------------------------------------------------------------------
Monthly              On the policy date    $25.00 during the           $7.00 for policies
Administrative       and each monthly      first policy year;          with specified
Charge               date thereafter       $10.00 thereafter           amount of less than
                                                                       $250,000; $5.00 for
                                                                       policies with
                                                                       specified amount
                                                                       $250,000 and over

-------------------------------------------------------------------------------------------
Mortality and        On the policy date    .75% of account value       same as guaranteed
Expense Risk Fees    and each day          on an annual basis in the
                     thereafter            separate account first 10
                                           policy years; .25% of
                                           account value on an annual
                                           basis in the separate
                                           account thereafter

-------------------------------------------------------------------------------------------

(6) The cost of insurance rate varies based on the insured's issue age (or age at increase of specified amount), gender, rate class, specified amount and policy year. The cost of insurance charge is calculated based on the risk amount. The current cost of insurance charges may be less than those shown above. Generally, current cost of insurance charges are lower for policies with a specified amount of $250,000 or more. If you elect either or both the Accounting Benefit Rider ("ABR") ("Term Insurance Rider" in Massachusetts and New York) and the Supplemental Coverage Rider ("SCR") to supplement your insurance coverage under the policy, your cost of insurance charge will be affected. (See the rider charges table below, where the rates for cost of insurance of each rider is disclosed, and also "Use of Accounting Benefit Rider and Supplemental Coverage Rider," page 50. ). During the early years of the policy, the ABR will provide lower current cost of insurance rates than available under the base policy. The SCR will provide lower current cost of insurance rates in all policy years. Use of the riders can lower the cost of insurance charge you would otherwise pay for a given amount of insurance coverage. If you elect to use the ABR, there is a specified amount charge per thousand of ABR specified amount that varies by gender, rate class, issue age, policy year and death benefit option. There are no monthly charges for the SCR, other than a cost of insurance charge. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the cost of insurance that applies to you. You may obtain more information about your cost of insurance charge from your agent or by contacting us at 1-800-319-6902.

(7) The minimum charge is based on an insured with the following characteristics: issue age 10, female, non-tobacco; the maximum charge is based on an insured with the following characteristics:
attained age 99, male, tobacco.


Optional Rider Charges         When Charge is Deducted          Guaranteed Maximum
                                                                Amount Deducted
Minimum and Maximum Term       On the rider issue date and      $.06 to $83.33 per
Rider for Other Insured        each monthly date thereafter     $1000 of rider
Persons(7)(8)                                                   coverage

----------------------------------------------------------------------------------
Term Rider for Other           On the rider issue dateand       $.13 per $1000 of
Insured Persons charges        each monthly date thereafter     rider coverage
for the following
insured:(8)
an "other insured person"
who is female, age 36,
standard non tobacco,
$300,000 specified amount
of rider coverage

----------------------------------------------------------------------------------
Accounting Benefit             On the policy issue date and
Rider ("Term Insurance         each monthly date thereafter
Rider" in Massachusetts
and New York)(9)

o Minimum and Maximum Cost                                      $.06 to $83.33 per
  of Insurance Charge (7)                                       $1000 of ABR risk
                                                                amount
o Minimum and Maximum                                           $0.00 to $1.54 per
  Specified Amount Charge(10)                                   $1000 of ABR
                                                                specified amount

----------------------------------------------------------------------------------
Accounting Benefit Rider       On the policy issue date and
("Term Insurance Rider         each monthly date thereafter
in Massachusetts and New
York) charges for the
following insured:(9)

a male,  36-year old
standard non-tobacco

o Cost of Insurance Charge                                      $.15 per $1000 of
                                                                ABR risk amount
o Specified Amount Charge                                       $.07 per $1000 of
                                                                ABR specified
                                                                amount

----------------------------------------------------------------------------------
Minimum and Maximum            On the rider issue date and      $.06 to $.19 per
Charges for Guaranteed         each monthly date thereafter     $1000 of rider
Insurability Option                                             coverage
Rider(11)

----------------------------------------------------------------------------------
Guaranteed Insurability        On the rider issue date and      $.19 per $1000 of
Option Rider charges for the   each monthly date thereafter     rider coverage
following insured:(11)

a male, 36 year old

----------------------------------------------------------------------------------
Minimum and Maximum Cost of    On the rider issue date and      $.06 to $83.33 per
Insurance Charge for           each monthly date thereafter     $1000 of SCR risk
Supplemental Coverage Rider                                     amount
(7)(13)

----------------------------------------------------------------------------------
Cost of Insurance Charge for   On the rider issue date and      $.16 per $1000 of
Supplemental Coverage Rider    each monthly date thereafter     SCR risk amount
for the following insured:(13)

a male, 36 year old standard
non-tobacco, $300,000
specified amount, Death
Benefit Option A

----------------------------------------------------------------------------------
Minimum and Maximum Charges    On the rider issue date and      $.02 per $1000 to
for Accidental Death           each monthly date thereafter     $.13 per $1000 of
Benefit Rider(14)(15)                                           rider coverage

----------------------------------------------------------------------------------
Accidental Death Benefit       On the rider issue date and      $.07 per $1000 of
Rider charges for the          each monthly date thereafter     rider coverage
following insured:(14)

a male, 36 year old

----------------------------------------------------------------------------------
Minimum and Maximum Charges    On the rider issue date and      $1.64 to $17.28
for Total Disability Benefit   each monthly date thereafter     per $100 of
Rider--Waiver of Monthly                                        monthly deduction
Deduction (16)(17)                                              waived

----------------------------------------------------------------------------------

Total Disability Benefit       On the rider issue date and      $2.34 per $100 of
Rider--Waiver of Monthly       each monthly date thereafter     monthly deduction
Deduction for the following                                     waived
insured:(16)

a male, 36 year old standard
non-tobacco

----------------------------------------------------------------------------------
Minimum and Maximum Charges    On the rider issue date and      $.84 to $8.64 per
for Total Disability Benefit   each monthly date thereafter     $100 of monthly
Rider--Policy Continuation                                      benefit
to Maturity Date Not
Guaranteed(17)(18)

----------------------------------------------------------------------------------
Total Disability Benefit       On the rider issue date and      $1.17 per $100 of
Rider--Policy Continuation     each monthly date thereafter     monthly benefit
to Maturity Date Not
Guaranteed for the
following insured:(18)

a male, 36 year old standard
non-tobacco

----------------------------------------------------------------------------------
Children's Insurance Rider     On the issue date and each       $.48 per $1000 of
                               monthly date thereafter          rider coverage

----------------------------------------------------------------------------------
Enhanced Death Benefit                                          No charge for
Option                                                          electing the
                                                                enhanced death
                                                                benefit, but your
                                                                cost of insurance
                                                                may increase if
                                                                you elect it

----------------------------------------------------------------------------------
No Lapse Rider                                                  No charge

----------------------------------------------------------------------------------
Insurance Exchange Rider(19)                                    No charge

----------------------------------------------------------------------------------
Accelerated Benefit Rider                                       No charge for the
                                                                rider; a 0.5%
                                                                administrative fee
                                                                on the amount
                                                                advanced(20)

----------------------------------------------------------------------------------
Scheduled Increase Option                                       No charge
Rider for the Insured

----------------------------------------------------------------------------------
Paid-Up Life Insurance         When Benefit Elected             3.5% of account
Benefit Endorsement                                             value

----------------------------------------------------------------------------------




(8) The term rider for other insured persons varies based on the insured's issue age (or age at increase of specified amount), gender, rate class, risk amount, and duration. The term rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the term rider for other insured persons charge that applies to you. You may obtain more information about your term rider charge from your agent or by contacting us at 1-800-319-6902.

(9) The cost of insurance component of the accounting benefit rider ("Term Insurance Rider" in Massachusetts and New York) varies based on the insured's issue age (or age at increase of ABR specified amount), gender, rate class, risk amount and duration. The specified amount cost component of the accounting benefit rider varies based on the insured's issue age (or age at increase of specified amount), gender, rate class, specified amount allocated to the accounting benefit rider, and duration. The accounting benefit rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the accounting benefit rider for other insured persons charge that applies to you. You may obtain more information about your accounting benefit rider charge from your agent or by contacting us at 1-800-319-6902.

(10) The minimum ABR specified amount charge is based on an insured with the following characteristics: issue age 0, male, tobacco; the maximum charge is based on an insured with the following characteristics: issue age 75, male, tobacco.

(11) The guaranteed insurability option rider varies based on the insured's issue age. The guaranteed insurability option rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the guaranteed insurability option rider charge that applies to you. You may obtain more information about your guaranteed insurability option rider charge from your agent or by contacting us at 1-800-319-6902.

(12) The minimum charge is based on an insured with the following characteristics: issue age 0; the maximum charge is based on an insured with the following characteristics: issue age 37.

(13) The cost of insurance charge for the Supplemental Coverage rider varies based on the insured's issue age (or age at increase of specified amount), gender, rate class, SCR risk amount and duration. The SCR cost of insurance charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the SCR cost of insurance that applies to you. You may obtain more information about your SCR cost of insurance charge from your agent or by contacting us at 1-800-319-6902.

(14) The accidental death benefit rider varies based on insured's issue age, gender, and duration. The accidental death benefit rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the accidental death rider charge that applies to you. You may obtain more information about your term rider charge from your agent or by contacting us at 1-800-319-6902.

(15) The minimum charge is based on an insured with the following characteristics: issue age 2, female; the maximum charge is based on an insured with the following characteristics: issue age 69, male.

(16) The total disability benefit rider - waiver of monthly deduction rider varies based on the amount of your policy's monthly deduction. The total disability benefit rider - waiver of monthly deduction charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the total disability benefit rider - waiver of monthly characteristics charge that applies to your Policy. You may obtain more information about your total disability benefit rider - waiver of monthly deduction charge from your agent or by contacting us at 1-800-319-6902.

(17) The minimum charge is based on an insured with the following characteristics: issue age 0, male, tobacco; the maximum charge is based on an insured with the following characteristics: issue age 59, male, tobacco.

(18) The total disability benefit rider - policy continuation to maturity date not guaranteed rider varies based on the monthly disability benefit you select at the time you add the rider to your policy. The total disability benefit rider - policy continuation to maturity date not guaranteed rider charges shown in the table may not be representative of the charges you will pay. Please see your policy for more information about the total disability benefit rider - policy continuation to maturity date not guaranteed charge that applies to you. You may obtain more information about your total disability benefit rider - policy continuation to maturity date not guaranteed rider charge from your agent or by contacting us at 1-800-319-6902.

(19) While there is no charge to add this rider, an insurance exchange could result in a cost or credit to the owner, depending both on whether the substitute insured has higher or lower costs of insurance, due to age, gender, and rate class, than the original insured, and on which policy type the owner selects.

(20) While there is no charge to add this rider, if you request an accelerated benefit, the advance and any premiums we pay on your behalf after you get the advance will be subject to loan interest. We do not currently charge the 0.5% administrative fee.

              *                  *                  *

This table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own your policy. The fees and expenses are for the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher in the future. More detail about each portfolio's fees and expenses is contained in the portfolio's prospectus.

            ANNUAL PORTFOLIO OPERATING EXPENSES

                                    Lowest    Highest
Total Annual Operating Expenses*        %          %

*Expenses that are deducted from portfolio company assets including management fees, distribution and/or service 12b-1 fees and other expenses. Class 12b-1 shares of certain funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. In addition to 12b-1 fees, we receive from some of our participating investment advisers annual revenue sharing of between .05% and ..25% of subaccount assets for providing various shareholder support services. For further information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies" on page 63.

The portfolio expenses used to prepare this table were provided to Union Central by the funds. Union Central has not independently verified such information.

          GENERAL INFORMATION ABOUT UNION CENTRAL,
          THE SEPARATE ACCOUNT AND THE PORTFOLIOS


The Union Central Life Insurance Company

Union Central issues the policies. We are a stock life insurance company organized under the laws of the State of Ohio in 1867. We primarily sell life and disability insurance and annuities and we are currently licensed to do business in all states and the District of Columbia. The policy is available in all states, subject to certain state variations.

On January 1, 2006, The Union Central Life Insurance Company, an Ohio mutual life insurance company, converted to an Ohio stock life insurance subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect wholly-owned subsidiary of UNIFI Mutual Holding Company.

Carillon Life Account

We established Carillon Life Account (the "separate account") as a separate investment account under Ohio law on July 10, 1995. It supports your policy and may be used to support other variable life insurance policies, and for other purposes permitted by law.

We own the assets in the separate account. The separate account is divided into subaccounts which invest in shares of the portfolios. Income, gains and losses of the separate account reflect the separate account's investment experience and not the investment experience of our other assets. The assets of the separate account may not be charged with liabilities of Union Central other than those arising from the variable life policies. We are obligated to pay all benefits provided under your policy.

The Portfolios

Subaccounts of the separate account currently invest in thirty-one designated portfolios of ten funds, as shown in the chart below.

The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each portfolio is registered with the SEC under the Investment Company Act of 1940 (the"1940 Act") as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates independently and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is stated in the portfolio prospectus.

              CARILLON LIFE ACCOUNT PORTFOLIOS


PORTFOLIOS                       FUND TYPE               INVESTMENT ADVISER

AIM V.I. Basic Balanced          balanced (equities      A I M Advisors, Inc.
Fund, Series I                   and bonds)
(On July 1, 2005, AIM V.I.
Balanced Fund changed its
name to AIM V.I. Basic
Balanced Fund

AIM V.I. Basic Value Fund,       large cap growth        A I M Advisors, Inc.
Series I

AIM V.I. Capital                 large cap growth        A I M Advisors, Inc.
Appreciation Fund, Series I

Alger American Leveraged         multi-cap growth        Fred Alger Management, Inc.
AllCap Portfolio, Class O

Alger American MidCap            midcap growth           Fred Alger Management, Inc.
Growth Portfolio, Class O

American Century VP Income       large cap value         American Century Investment
& Growth Fund, Class I                                   Management, Inc.

American Century VP              international           American Century Investment
International Fund, Class I      (large cap growth)      Management, Inc.

American Century VP Value        multi-cap value         American Century
Fund, Class I                                            Investment Management, Inc.

FTVIPT Templeton Foreign         international           Templeton Investment Counsel, LLC
Securities Fund, Class 2         (large cap value)

FTVIPT Templeton Growth          global (large cap       Templeton Global Advisors
Securities Fund, Class 2         value)                  Limited

MFS VIT High Income Series       high yield              Massachusetts Financial
Initial Class                    (junk) bonds            Services Company

MFS VIT New Discovery Series     small cap growth        Massachusetts Financial
Initial Class                                            Services Company

MFS VIT Total Return Series      balanced                Massachusetts Financial
Initial Class                     (equities and bonds)    Services Company

Oppenheimer Capital              large cap growth        OppenheimerFunds, Inc.
Appreciation Fund/VA
Non-service Shares

Oppenheimer Global               global                  OppenheimerFunds, Inc.
Securities Fund/VA               (large cap growth)
Non-service Shares

Oppenheimer Main                 large cap core          OppenheimerFunds, Inc.
Street Fund/VA
Non-service Shares

DWS Capital Growth VIP           large cap growth        Deutsche Investment
Portfolio Class A                                        Management Americas Inc.
(formerly known as Scudder
VSI Capital Growth
Portfolio, Class A)

Money Market VIP Portfolio       money market            Deutsche Investment
(formerly known as Scudder                               Management Americas Inc.
VSI Money Market Portfolio

Seligman Communications and      sector concentration:   J. & W. Seligman & Co.
Information Portfolio            communications,         Incorporated
(Class 2)                        information and
                                 related industries
                                 (mid cap growth)

Seligman Smaller-Cap Value       small cap value         J. & W. Seligman & Co.
Portfolio (Class 2)                                      Incorporated

Summit Balanced                  balanced                Summit Investment Partners, Inc.
Index Portfolio                  (equities and bonds)

Summit Bond Portfolio            bond                    Summit Investment Partners, Inc.

Summit EAFE Internationsl        index: MSCI EAFE        Summit Investment Partners, Inc.
Index Portfolio                  (international)

Summit Lehman Aggregate          index: Lehman           Summit Investment Partners, Inc.
Bond Index Portfolio             Aggregate Bond (bond)

Summit Nasdaq-100 Index          index: Nasdaq-100       Summit Investment Partners, Inc.
Portfolio                        (large cap growth)

Summit Russell 2000              index: Russell 2000     Summit Investment Partners, Inc.
Small Cap Index Portfolio        (small cap core)

Summit S&P MidCap 400            index: S&P MidCap       Summit Investment Partners, Inc.
Index Portfolio                  400 Index
                                 (mid cap core)

Summit S&P 500 Index             index: S&P 500          Summit Investment Partners, Inc.
Portfolio                        (large cap core)

Summit Zenith Portfolio          large cap value         Summit Investment Partners, Inc.

UIF Core Plus Fixed       l      bond                    Morgan Stanley
Income Portfolio, Class I                                Investment Management Inc.
                                                         (doing business in this
                                                         instance as Van Kampen)

UIF U.S. Real Estate             sector                  Morgan Stanley
Portfolio, Class I               concentration: REIT     Investment Management Inc.
                                                         (doing business in this
                                                         instance as Van Kampen)

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. In addition, you should know that during extended periods of low interest rates, the yields of the Money Market VIP may also become extremely low and possibly negative.


Distinctions Between the Portfolios and Other Funds from the Same Investment Adviser. The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds with similar names that may be managed by the same investment adviser. These other funds may be sold to the public and may have their performance results reported in the financial press. The investment results of the portfolios, however, are not likely to be reported in the financial press because they are used exclusively for the investment of money from variable insurance products like your policy. The portfolios may have higher or lower investment results than the other publicly reported funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

Addition, Deletion or Substitution of Investments. We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust without owner consent. The substituted portfolio may have different investment objectives, fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. We will not substitute any shares attributable to your policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We may close subaccounts to allocations of premium payments or account value, or both, at any time, in our sole discretion.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective.
Subject to applicable law and any required SEC approval, we may in our sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing policy owners on a basis we will determine.

If any of these substitutions or changes are made, we may by appropriate endorsement change the policy to reflect the substitution or other change. If we deem it to be in the policy owners' best interests, and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. We reserve the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Please note that all of the portfolios described in the portfolio prospectuses may not be available under your policy. Moreover, we cannot guarantee that each portfolio will always be available for your policy, but in the unlikely event that a fund is not available, we will take reasonable steps to secure the availability of a comparable portfolio. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Voting Shares in the Portfolios. Because we are the legal owner of shares held by the subaccounts, we have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from policy owners with account value in the portfolios (this is sometimes called "pass through voting"). Should the applicable federal securities laws, regulations or interpretations thereof change, we may be permitted to vote shares of the portfolios in our own right, and if so, we may elect to do so.

To obtain your voting instructions, before a meeting we will send you voting instruction material, a voting instruction form and any other related material. We determine the number of shares in each subaccount for which you may give voting instructions by dividing the portion of your account value in the portfolio by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which you may give instructions will be determined as of the date established by the manager of the portfolio for determining shareholders eligible to vote at the relevant meeting of the portfolio. If we do not receive timely instructions for shares held by a subaccount, we will vote them in the same proportion as those shares for which we did receive instructions.

We may, if required by state insurance officials, disregard your voting instructions if they would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard your voting instructions, you will be advised of that action and of the reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                   GUARANTEED ACCOUNT


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may allocate some or all of your net premiums and transfer some or all of the account value in the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 3%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee that the guaranteed account will accumulate at a minimum effective annual interest rate of 3%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subaccounts, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3% per year.

Calculation of Guaranteed Account Value

The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account

You may not transfer more than 20% of your guaranteed account value, as calculated on the annual date immediately preceding the date of the transfer, from the guaranteed account to the subaccounts, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral from the Guaranteed Account

We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. Where required by state law, we will pay interest during the deferral period. However, we will not defer payment of any amounts designated to pay premiums on other policies in force with us.

                 CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under your policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits under your policy. For example, the sales charge and sales surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and proceeds from other charges, including the cost of insurance charge and the mortality and expense risk charge, may be used in part to cover such expenses. We may profit from policy charges.

Premium Expense Charge

We deduct a sales charge equal to 2% of premiums paid from each premium payment. We reserve the right to increase the sales charge up to an amount equal to 4% of premiums paid during the first ten policy years; the charge is guaranteed to be no more than 2% thereafter. We use this sales charge to partially reimburse us for some of the expenses incurred in the distribution of the policies.

We also deduct a 2% charge for state and local premium taxes and expenses from each premium payment. We reserve the right to increase the premium tax charge to 2.50% per year. The state and local premium tax charge reimburses us for premium taxes we pay to various states and related administrative costs. The premium tax rates we pay range from 0.75% to 3.50%. The state in which your policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.

If you make premium payments, either planned or unscheduled, equal to or greater than one million dollars during the first policy year, your policy may qualify for reduced premium expense charges in the year in which the premium is paid. If during the first policy year, you actually make less than one million dollars in premium payments, or you make withdrawals or surrenders from the policy to the extent that less than one million dollars of premium remains in the policy on its first policy anniversary, we reserve the right to increase the first year's premium expense charges to the standard premium expense charge on all premium received during the first policy year, as though those standard charges were made at the time the premium payments were made. This chargeback will not occur if the reduction below one million dollars at the first policy anniversary is due to unfavorable investment performance. Before you deposit premium payments into your policy in order to qualify for the reduced premium expense charges, please consider the tax treatment of heavily-funded life insurance policies, which is explained at "Tax Considerations", page 58.

Monthly Deduction

On each monthly anniversary of your policy date, we will deduct from your account value the monthly deductions due, commencing as of the policy date. The monthly deduction consists of:

   (1) cost of insurance charges ("cost of insurance charge"),

   (2) the monthly administrative charge (the "administrative charge"), and

   (3) any charges for supplemental and/or rider benefits
       ("supplemental and/or rider benefit charges"), as described below.

We deduct the monthly deduction on a pro rata basis from the variable account and from the guaranteed account, based on the percentages of your account value in each investment option, unless you choose to have the monthly deduction taken only from certain subaccounts by using the Monthly Deduction Endorsement.

The Monthly Deduction Endorsement provides you the option of choosing from which investment options the monthly deductions will be taken. If the investment options you choose do not have sufficient funds, the monthly deduction is made pro rata. You can add this endorsement at any time at no cost, and you can change which investment options receive the deductions upon written notice to us.

Cost of Insurance Charge.

This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and varies from policy to policy and from monthly date to monthly date. For any policy, we calculate the cost of insurance on a monthly date by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.
Risk amount = (death benefit / (1 + the monthly guaranteed interest rate applicable to the guaranteed account)) - account value

As shown in the equation above, the risk amount for a monthly date is the difference between the death benefit (see page 48) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate equal to the guaranteed interest rate for the guaranteed account) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance). For Death Benefit Options A and C, the portion of your account value you allocate to a variable investment option will have an effect on the risk amount, reducing it when the underlying investments are performing well and increasing it when the underlying investments are performing poorly. You may elect either or both the Accounting Benefit Rider ("Term Insurance Rider" in Massachusetts and New York) ("ABR") and the Supplemental Coverage Rider to supplement your insurance coverage under the policy. Election of either or both riders will affect the monthly cost of insurance charge under the policy.
(See the expense table on page 9 and "Use of Accounting Benefit Rider and Supplemental Coverage Rider," page 50.) If you allocate a portion of your specified amount to the riders, as is shown in the illustrations starting on page 65, during the early years of the policy, the Accounting Benefits Rider will provide lower current cost of insurance rates than available under the base policy. This is primarily because surrender charges are not attributable to the ABR portion of your specified amount. The Supplemental Coverage Rider will provide lower current cost of insurance rates in all policy years because these charges are designed to provide term insurance coverage for any gap between your total death benefit and the combined amount of your base death benefit and your ABR death benefit. Use of the riders can lower the cost of insurance charge you would otherwise pay for a given amount of insurance coverage. Whether or not you allocate a portion of your specified amount to either or both riders, your death benefit is based on the total specified amount you choose.

The current cost of insurance rate for a policy is based on the age at issue, gender and rate class of the insured and on the policy year, and therefore varies from time to time. Generally, cost of insurance charges are lower over time for a person who buys a policy at a younger age than for someone who buys a policy at an older age. Also, generally, cost of insurance charges go up over the life of the policy. Different current cost of insurance rates apply to policies with a face amount under $250,000 than to policies with a face amount of $250,000 or more and, in general, policies with a face amount of $250,000 or more may have lower current cost of insurance rates. We currently place insureds in the following rate classes, based on underwriting: Juvenile (0-
17), Standard Tobacco (ages 18-75), Standard Nontobacco (ages 18-75), Preferred Nontobacco (ages 18-70), or Preferred Plus (ages 18-70). The Preferred Nontobacco and Preferred Plus rate classes are only available under policies with initial specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes. If you are placed in a substandard rate class, your cost of insurance charges may be based on substandard table ratings or they may include flat charges calculated as dollars per thousand of risk amount, and these extra charges may be temporary or may be permanent.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and gender in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and gender and tobacco status in a substandard class.

     Legal Considerations Relating to Gender-Distinct
     Premium Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

     We do, however, also offer policies based on unisex mortality tables if required by state law.
     Employers and employee organizations considering purchase of a policy should consult with their legal advisers to determine whether purchase of a policy based on gender-distinct actuarial tables is consistent with Title VII of the Civil
     Rights Act of 1964 or other applicable law.
     Upon request, we may offer policies with unisex mortality tables to such prospective purchasers.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in your policy. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-smoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on our expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Costs Associated with Changes in Specified Amount. If you request an increase in coverage, we will determine a cost of insurance rate for the increase based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

We place the insured in a rate class when the policy is issued, based on our underwriting of the application. This original rate class applies to the initial specified amount. When you request an increase in specified amount, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount (an example of this would be if the insured has stopped smoking since the original policy was issued and now qualifies for non-tobacco rates). If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in face amount, and the original rate class will continue to apply to the initial specified amount.

We do not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page 36, for the description of the Guaranteed Insurability Rider and the Scheduled Increase Option Rider. In such case, the insured's rate class for an increase will be the class in effect when the rider was issued.

If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Monthly Administrative Charge.

We deduct a monthly administrative charge from the account value on each monthly date. The administrative charge is currently $7 per month for policies with a specified amount of less than $250,000 and $5 per month for policies with a specified amount of $250,000 and higher. We reserve the right to increase the administrative charge during the first policy year up to $25 per month, and after the first policy year up to $10 per month. The administrative charge is guaranteed not to exceed $25 per month during the first policy year and $10 per month thereafter.

We use the monthly administrative charge to reimburse us for expenses incurred in administering policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges.

The cost of additional benefits provided by riders is part of the monthly deduction and is charged to your account value on the monthly date. If you are terminally ill and exercise the Accelerated Benefits Rider, you will incur costs similar to a policy loan. See "Supplemental and/or Rider Benefits," page 36, for a description of the riders available on your policy and the chart on page 9 for a list of maximum and minimum charges associated with each. See also page 50, "Use of Accounting Benefit Rider and Supplemental Coverage Rider" regarding the charges associated with the Accounting Benefit Rider.

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the separate account attributable to the policies. This charge is not taken from guaranteed account assets attributable to the policies. During the first ten policy years, the charge is 0.75% of assets on an annual basis. Thereafter, the charge is 0.25% of assets on an annual basis. We guarantee that these rates will not increase for the duration of your policy. The mortality risk we assume is that the insureds on the policies may die sooner than anticipated and we will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge

We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subaccounts or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge

If a policy is completely surrendered or lapses, we may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. You will find the maximum surrender charge in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in base specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge.

We deduct a sales surrender charge if you surrender your policy or it lapses during the first ten policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in your policy. The maximum amount shown in your policy is based on the age at issue, gender, specified amount, death benefit option, and rate class applicable to the insured. Increases in your policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in your policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the beginning of the eleventh policy year, as shown in the following table.


                  END OF            SALES SURRENDER
               POLICY YEAR         CHARGE PERCENTAGE
                   1-5                   26.0%
                    6                    23.4%
                    7                    20.8%
                    8                    18.2%
                    9                    15.6%
                   10                    13.0%
                   11                       0%

We use the sales surrender charge to reimburse us for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily
Mortality and Expense Risk Charge," page 25, and "Cost of
Insurance Charge," page 22.

Administrative Surrender Charge.

We deduct an administrative surrender charge if you surrender your policy or it lapses during the first ten policy years following the policy date or any increase in base specified amount (see "Surrender Charge" above). The administrative surrender charge is equal to an amount per $1000 of base specified amount, and depends upon the age of the insured at the time that the base specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 0 to 9, the amount per $1000 is $0.50 during policy years 1 through 5; for issue ages 10 to 19, $1.50 per $1000; for issue ages 20 to 29, $2.50 per
$1000; for issue ages 30 to 39, $3.50 per $1000; for issue ages 40 to 49, $4.50 per $1000; for issue ages 50 to 59, $5.50 per $1000;
for issue ages 60 to 69, $6.50 per $1000; and for issue ages 70 and higher, $7.50 per $1000. The charge declines monthly after the end of the fifth policy year to zero at the beginning of policy year eleven. The decline equals ten percent of the fifth year charge in each subsequent year, so the sixth year charge is 90% of the fifth year charge, the seventh year charge is 80% of the fifth year charge, and so forth. You will find the applicable administrative surrender charge rates, which increase with issue age, set forth in your policy.

If you increase the base specified amount, the increase is subject to a new administrative surrender charge. We impose this charge if you surrender your policy or it lapses within ten policy years from the effective date of the increase, in addition to any sales surrender charge or administrative surrender charge that may apply if you surrender your policy or it lapses within ten policy years after the policy date.

We use the administrative surrender charge to cover part of the administrative costs of processing surrenders, lapses, and increases and reductions in base specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with our variable life insurance operations.

Fund Expenses

The value of the net assets of each subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. The investment advisers earn management fees for the services they provide in managing the portfolios. See the prospectuses for the portfolios and the fee table, which shows the highest and lowest expense ratio among the available portfolios, on page 14.

Income Tax Charge

We do not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that income taxes will be incurred.

Special Arrangements

Where permitted by state regulation, we may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) our directors, officers, current or retired employees ("employees"), or agents, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or (iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, we may reduce or waive the sales charge component of the premium expense charge, and/or the surrender charge if a policy is purchased by the owner of another policy we issued, and/or through transfer or exchange from a life insurance policy we issued, each in accordance with rules we establish and apply on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. Our home office can provide advice regarding the availability of reduced or waived charges to such owners.

We will issue policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis. The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, we may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge.
We may also reduce the minimum specified amount per policy. In addition, the interest rate credited on amounts taken from the subaccounts as a result of a loan may be increased for these policies. We will waive or reduce these charges as described below and according to our rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that we determine result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. We may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.

                    CONTRACT DESCRIPTION

We intend for your policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. The policy described in this Prospectus may be different from your policy because of differences in applicable state law.

Eligible Purchasers

We require satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. The minimum specified amount for Preferred and Preferred Plus rating classes is $100,000. If you are an individual owner, as opposed to a corporate owner, and you want to use the Supplemental Coverage Rider, the minimum specified amount is $250,000. Acceptance of an application depends on our underwriting rules, which may include underwriting on a guaranteed issue or simplified issue basis, and we reserve the right to reject an application for any reason. Contracts issued under guaranteed or simplified issue underwriting may incur higher cost of insurance charges than the contract would incur if it had been fully underwritten, because guaranteed and simplified issue underwriting is done on standard tobacco or non-tobacco basis. Insured people who would qualify for preferred underwriting classes if fully underwritten will pay more in cost of insurance charges. Subject to state law variations, we will sell a policy to insure any U.S. citizen who is more than 0 years of age, but less than 75 years of age. We may also sell policies to citizens of other countries. Federal law requires us to establish the identity of each buyer of a policy, including their citizenship and residency.

Owner Rights

You have the right, as owner of your policy, to exercise all rights provided under the policy. These include allocating the net premiums, transferring value among subaccounts, taking loans against the policy, and changing beneficiaries. The insured is the owner, unless you name a different owner in the application. You may by notice name a contingent owner or a new owner while the insured is living by notice satisfactory to us. If more than one person is named as owner, they are joint owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. A change in owner may have tax consequences. See "Tax Considerations," page 58.

Net Premium Allocations

In the application, you specify the percentage of a net premium you want to allocate to each subaccount and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums generally will be allocated to the subaccounts and to the guaranteed account on the valuation date that we receive them at our home office in accordance with your most recent instructions concerning allocations. However, subject to state law, we will allocate your initial premium to the Money Market VIP portfolio until we deem the "free-look" period to end. See "Purchasing the Policy - Free Look Right to Cancel the Policy," page 32.

The net premium allocation percentages specified in the application will apply to subsequent premium payments until you change the percentages. You can change the allocation percentages at any time, subject to the rules below, by providing notice to us in a form we find acceptable. The change will apply to all premium payments received with or after receipt of your notice.

Allocation Rules.

The minimum allocation percentage you may specify for a subaccount or the guaranteed account is 5%, the maximum allocation you may specify for the guaranteed account is 30%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. We reserve the right to limit the number of subaccounts to which account value may be allocated.

Transfer Privilege

After the free-look period and while your policy is in force, you may transfer all or part of your account value from subaccounts investing in one portfolio to other subaccounts or to the guaranteed account, or transfer up to 20% of your account value in the guaranteed account to the subaccounts, subject to the following procedures and restrictions. If you are participating in the Portfolio Rebalancing Plan and you make transfers without altering your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan.

Minimum Amount of Transfers.

The minimum transfer amount is the lesser of $100 or the entire amount in that subaccount or the guaranteed account. A transfer request that would reduce the amount in a subaccount or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subaccount or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

Timing of Transfers.

We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. We will process all transfers among subaccounts at the next available price. If we receive your request after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, we will process your transfer at the price as of the following valuation date.

Limits on Transfers.

You may make only one transfer transaction per valuation period. A transfer transaction may include changes in allocations among several subaccounts, so long as they are part of a single transaction request. We limit transfers from the guaranteed account during any policy year to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from the Guaranteed Account," page 20, for restrictions).

Charges for Transfers.

Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, we may increase the transfer charge, but it is guaranteed not to exceed $15 per transfer.) We will deduct the transfer charge from the subaccounts or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Methods of Transfers.

o  Written request.

o Telephone call to service area. You may effect transfers pursuant to telephone instructions unless you elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a recording of the instructions given by telephone.

o  Self-service option (accessing Service Central online).
   You can review information and request service concerning your policy at our website, www.unioncentral.com. You will need your contract number and taxpayer identification number to establish initial access to Service Central. As part of the initial log in to Service Central, you will create your own unique user identification and password.

   Once you have logged on to Service Central, you will be able to perform the functions described below, and we will send you a written confirmation of all electronic transfers within five business days. If we cannot complete a transfer as requested, our customer service representative will mail notification to you within three business days.

     o  choose electronic delivery of certain future mailings
     o  check policy values
     o  verify address and beneficiary information
     o  transfer balances among subaccounts
     o  change your allocation of future premiums
     o  request a statement
     o  view statements
     o  request certain service forms
     o  change your user identification and password

Online transfers may not always be available. Computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. You should protect your unique identifiers, because self-service options will be available to your agent of record and to anyone who provides your identifiers; we will not be able to verify that the person providing electronic transfer instructions via Service Central is you or is authorized by you. We reserve the right to suspend online transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

Conversion Right.

During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, you may exercise a one-time Conversion Right. You may do so by requesting in writing that all of the account value in the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to a transfer charge and will have no effect on the cash value of your policy. Following the exercise of the Conversion Right, net premiums may not be allocated to the subaccounts, and transfers of account value to the subaccounts will not be permitted. The other terms and conditions of the policy will continue to apply. If you transfer all of your variable account value to the guaranteed account, you effectively "convert" your policy into a contract that provides fixed (non-variable) benefits. If you want to make such a transfer, particularly if you are concerned about the volatility of value of your selected variable account portfolios, you should consult your financial adviser before converting this policy and consider other options available to you.

Excessive Trading.

Your policy is a long-term investment and is not designed for frequent transfers of your account value among your subaccounts.
Frequent or excessive transfers put the portfolios, policy owners, and beneficiaries at risk. These risks include:

o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments;
o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay partial withdrawals or transfers out of the portfolio; and
o  increased brokerage and administrative expenses.

The risks and costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by those companies or retirement plans.

Deterrence. If we determine that you have engaged in excessive trading, we will take one or more of the following actions:

o Revoke your privileges to make transfers by telephone and internet;
o  Limit your transfers to those requests made by regular
   U.S. mail;
o  Impose a fee of up to $15 per transfer.

You will be notified by letter if we determine you have exceeded the number or frequency of transfers allowed, or if we limit your access to transfers to requests made by regular U.S. mail. We reserve the right to reject any transfer from any policy owner we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a portfolio.

Systematic transfers, including our Dollar Cost Averaging, Portfolio Rebalancing or Interest Sweep program will not be counted toward your limit on the number and frequency of transfers. We will implement transfers requested in writing and sent by U.S. mail first, in the order postmarked, then telephone or internet requests second, in the order received.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We apply the Procedures consistently to all policy owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the polices and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the contractual ability or the operational capacity to monitor your transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Omnibus Orders. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual policy owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio's ability to apply its respective frequent trading policies and procedures.
 We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other policy owners of portfolio shares, as well as the policy owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Selecting and Changing the Beneficiary

You select one or more beneficiary(ies) in your application. You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive your policy's death benefit proceeds. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.
Limits on Rights to Contest the Policy

Incontestability.

Subject to state regulation, we will not contest your policy, or any supplemental and/or rider benefits (except disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion.

Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. We will terminate the policy, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, we will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.

Supplemental and/or Rider Benefits

You may add the following supplemental and/or rider benefits to your policy if they are available in your state. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 21).
 The supplemental and/or rider benefits available with your policy provide fixed benefits that do not vary with the investment experience of the separate account.

     Term Insurance Rider for Other Insured Persons.
     Provides a death benefit amount payable on the death of other insured persons specified. This rider requires the other insured person to be medically underwritten. The other insured death benefit amount may be changed, subject to certain conditions.
     In addition, the rider coverage may be converted to a new policy on the other insured, prior to the other insured person reaching age 75, subject to certain conditions. If the term rider is converted by the other insured person, the cost for the rider on your policy ends when the rider is converted. Rider conversion has no effect on the cash value of your policy; the converted rider policy starts with a cash value of zero.

     Scheduled Increase Option Rider for the Insured.
     Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. You cannot add this rider if you have chosen the cash value accumulation test as your tax qualification test.
     There is no cost for this rider.

     No-Lapse Rider. Provides that the policy will remain in force and will not lapse before the expiration date of the rider shown on the schedule page of your policy, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the minimum monthly premium for the rider times the number of policy months since the policy date. The minimum monthly premium for the rider is calculated by applying a factor to the guideline level premium. The factor used varies by gender, smoking status, death benefit option, and age. The minimum monthly premium for the rider is shown on your schedule page. The rider extends the minimum guaranteed period under your policy from three years to thirty years or until you are 65 years old, whichever occurs earlier. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the minimum monthly premium for the rider multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, in all states, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy. There is no cost for this rider.

     Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or birth or adoption of a child.

     Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.

     Total Disability Benefit Rider - Waiver of Monthly Deduction. Provides for waiver of the monthly deduction during the total disability of the insured. If you have coverage under this rider and the no-lapse rider, and you become disabled during the no-lapse period, this rider will cover your monthly deduction, but that amount may be less than the minimum monthly premium under the no-lapse rider, so your policy could still lapse if your rider benefit is not enough to maintain a positive cash surrender value.

     Total Disability Benefit Rider - Policy Continuation to Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured. You select the amount of the benefit when you purchase coverage under this rider. Your policy could still lapse if your rider benefit is not enough to maintain a positive cash surrender value.

     Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. Children are medically underwritten for coverage. There is no cash value for this benefit.

     Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner, depending on whether the substitute insured has higher costs of insurance than the original insured. The new policy can be any adjustable life insurance policy we issue at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There are no charges or other fees imposed under the policy or the new policy at the time of the exchange. Costs associated with the new policy, like cost of insurance charges, will vary. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, AND the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange. There is no cost for this rider.

     Accelerated Benefits Rider. Provides for an accelerated payment of up to 50% of the policy's death benefit (up to a maximum benefit of $500,000). This advance payment of the death benefit will be available if you are diagnosed as terminally ill, as defined in the rider. Your policy will be charged interest at the policy loan interest rate on the advanced amount, plus any premiums we pay after you exercise this rider. We also have the right to charge an administrative fee of up to 0.5% of the advanced amount, but we are not currently charging this fee. The remaining death benefit payable to your designated beneficiary will be reduced by the interest charges and any premiums we pay on your behalf. Payment will be subject to evidence satisfactory to us. Your policy could lapse if your remaining account value goes down due to poor investment performance and your policy cannot maintain a positive cash surrender value. There is no cost for this rider. You should consult your counsel or another competent tax adviser before you request accelerated payment. See "Tax Considerations," page 58.

     Paid-Up Life Insurance Benefit Endorsement. The benefit provided by this endorsement will keep your policy from lapsing when you have a large policy loan outstanding. When certain conditions are met, you may elect this benefit, which will provide paid-up life insurance. Once you elect the benefit, your policy will not lapse. On the date you elect this benefit, we will deduct 3.5% of the account value and set the specified amount to 105% of your remaining account value. The death benefit under your policy will be the greatest of:
     (1) the specified amount less any outstanding balance on your policy loan(s);
     (2) the account value, multiplied by the applicable percentage;
     (3) the loan balance, multiplied by the applicable percentage.
     The death benefit proceeds will equal the death benefit on the insured's date of death minus any outstanding policy loan amounts. After you elect this benefit, the following changes will apply to your policy:
     (1) Any riders attached to the Policy will terminate, and charges or fees associated with the riders will cease.
     (2) We will not accept any additional premiums.
     (3) You may not take additional partial cash surrenders and loans, except for automatic loans to cover loan interest not paid when due.
     (4) We will discontinue monthly deductions.
     (5) All amounts not allocated to the loan account must be allocated to the guaranteed account.
     Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.


ADDITIONAL RULES AND LIMITS APPLY TO THESE SUPPLEMENTAL AND/OR RIDER BENEFITS. NOT ALL SUCH BENEFITS MAY BE AVAILABLE AT ANY TIME AND IN ANY GIVEN STATE, AND SUPPLEMENTAL AND/OR RIDER BENEFITS IN ADDITION TO THOSE LISTED ABOVE MAY BE MADE AVAILABLE. PLEASE ASK YOUR AGENT FOR FURTHER INFORMATION, OR CONTACT THE HOME OFFICE.

Changes in the Policy or Benefits

Misstatement of Age or Gender.

If the insured's age or gender has been misstated in your policy application or in any application for supplemental and/or rider benefits, subject to state law:

o if the misstatement becomes known after the death of the insured, then your policy's death benefit or such supplemental and/or rider benefits will be adjusted based on what the cost of insurance rate as of the most recent monthly date would have purchased at the insured's correct age and gender;

o if the misstatement becomes known during the lifetime of the insured, your policy values will be adjusted to those based on the correct monthly deductions for cost of insurance (reflecting the correct age or gender) since the policy date. If your policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and you will be notified at least 61 days prior to the end of the grace period.

Other Changes.

At any time we may make such changes in your policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

Participating

The policy is issued on a participating basis, and as such is eligible to share in our profits and surplus to the extent determined by our Board of Directors in its sole discretion. We do not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.

                     PURCHASING YOUR POLICY

Applying for a Policy

To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, you may be permitted to backdate the policy to preserve insurance age. In no case may the policy date be more than six months prior to the date the application was completed. We deduct charges for the monthly deduction for the backdated period on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $1,000,000 and will not remain in effect for more than sixty (60) days.

Free Look Right to Cancel the Policy

You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after
we mail or deliver a cancellation   notice, whichever is latest.
(A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after you mail back or deliver the policy, your policy will be deemed void from the beginning.
Within seven calendar days after we receive the returned policy, we will refund your account value, unless otherwise required by state law.

Subject to state insurance law, we will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the Money Market VIP portfolio. There is no guarantee that the Money Market VIP portfolio will provide a positive investment return, especially in times of low interest rates. After the end of the "free look" period, the account value will be allocated to the subaccounts and to the guaranteed account based on the premium payment allocation percentages in the application. For this purpose, the end of the "free look" period is deemed to be 25 days after your policy is activated in our computer system (usually no more than one to three business days before the date we send your policy to your agent for delivery to you), or 45 days from the date of the application, whichever is greater. If you send an initial premium payment with your application, until your policy has been activated, the premium payment will be held in a non-interest bearing suspense account. If you do not send an initial premium payment with your application, the end of the "free look" period, for this purpose, is deemed to be 25 days from the date the initial net premium is received and applied to your policy, or 45 days from the date of application, whichever is greater.

                      PREMIUMS

Planned Periodic Premiums.

When you apply for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, for the duration of the policy. If you elect, we will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement such as automatic deduction from a checking account. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. Currently, there is no minimum amount for each premium. You should consider that, especially when investment returns in your subaccounts are negative, skipping planned premium payments or reducing the payments may result in your policy lapsing because your cash surrender value falls below the amount required to meet your monthly deduction. We may establish a minimum amount 90 days after we send you a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums.

You can make additional unscheduled premium payments at any time while your policy is in force, subject to our approval of any unscheduled premium in excess of $25,000 if you choose the cash value accumulation test as your tax qualification test. You may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any. If you do not so specify, the unscheduled premium payment will be applied as a premium payment.

Tax-Free "Section 1035" Exchanges.

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code of 1986, as amended. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. The charges for this policy may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

Limitations on Premium Payments.

Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. We will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of excessive premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments.

We reserve the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. If an additional premium payment is rejected, we will return the premium payment promptly, without any adjustment for investment experience.

We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy.

No premium payment will be accepted after the insured's 100th birthday.

Premium payments must be made by check payable to The Union
Central Insurance Company or by any other method that we deem acceptable.

Premium payments after the initial premium payment must be made to the home office.

PLEASE NOTE: IF MANDATED UNDER APPLICABLE LAW, WE MAY BE REQUIRED
TO REJECT A PREMIUM PAYMENT.

Minimum No Lapse Period.

We guarantee that your policy will remain in force during the minimum no lapse period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt, equals or exceeds the monthly minimum no lapse premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum no lapse period is three years following the policy date.

The monthly minimum no lapse premium is calculated for each policy based on the age, gender and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The monthly minimum no lapse premium may change due to changes made during the minimum no lapse period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. We will notify you of any increase in the monthly minimum no lapse premium.

An extended no lapse period may be available under our No Lapse
Rider, which is described in the section on Supplemental and/or
Rider Benefits beginning on page 36.

Premium Payments Upon Increase in Specified Amount.

Depending on your account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. If you increase the specified amount, you should contact your agent to assist you in determining if additional premium payments are necessary or appropriate.

Grace Period.

A grace period will begin if your account value, less surrender charges, loan principal, and loan interest charges, becomes less than your monthly deduction amount. You will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. We will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit immediately prior to the start of the grace period will still be payable to the beneficiary, reduced by the monthly deductions due on or before the date of the insured's death (and any policy debt). If the grace period premium payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable.

Crediting Net Premiums

The initial net premium will be credited to your policy on the policy date, or, if later, the date we receive the initial premium payment (which happens most frequently in the event of a Section 1035 exchange). For backdated policies, the initial net premium will be credited on the issue date. If you send an initial premium payment with your application, until your policy has been activated, the premium payment will be held in a non-interest bearing suspense account. Planned periodic premiums and unscheduled premiums will be credited to your policy and the net premiums will be invested as requested on the valuation date they are received by the home office.


Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subaccount you specify to other subaccounts or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subaccount from which transfers will be made.
 At the time that you elect the Dollar Cost Averaging Plan, the account value in the subaccount from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subaccount through initial or subsequent net premiums or by transferring amounts into the subaccount from the other subaccounts.

You may elect this plan at the time of application by completing the authorization on the election form or at any time after the policy is issued by properly completing the election form and returning it to us or by contacting us by telephone at 1-800-319-6902. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subaccount will be processed until the number of designated transfers have been completed, or the value of the subaccount is completely depleted, or you provide us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. There is no charge for a Dollar Cost Averaging Plan. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each subaccount periodically redistributed (or "rebalanced") to equal the allocation percentages you have specified in the election form. Portfolio rebalancing does not include the guaranteed account. These allocations may be based on asset allocation models which your agent may present to you. This rebalancing may be done on a quarterly, semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the election form or at any time after your policy is issued by properly completing the election form and returning it to us or by contacting us by telephone at 1-800-319-6902. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. If you make transfers among subaccounts and do not alter your Portfolio Rebalancing Plan instructions, at the next rebalancing, your balances will be reallocated according to your Portfolio Rebalancing Plan. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you provide us notice terminating the plan, or the policy terminates. THE PORTFOLIO REBALANCING PLAN CANNOT BE ELECTED IF EITHER A DOLLAR COST AVERAGING PLAN OR AN EARNINGS SWEEP PLAN IS IN EFFECT.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. There is no charge for a Portfolio Rebalancing Plan. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep Plan

You may elect to have the accumulated earnings of one or more specified subaccounts or the interest credited to the guaranteed account periodically transferred (or "swept") into specified subaccounts or the guaranteed account. The sweep may be done on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the election form or at any time after the policy is issued by properly completing the election form and returning it to us or by contacting us by telephone at 1-800-319-6902. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you provide us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. There is no charge for an Earnings Sweep Plan. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.

                      POLICY VALUES

THERE IS NO MINIMUM GUARANTEED ACCOUNT VALUE OR CASH SURRENDER VALUE. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on your allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum no-lapse period is not then in effect, the policy will be in default and a grace period will begin.

Determining Account Value

On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subaccounts to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans, loan repayments and premiums paid. The variable account for a policy is determined on any day by multiplying the number of units attributable to each subaccount in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Subaccount Values.

When you allocate an amount to a subaccount, either by net premium allocation or transfer, your policy is credited with accumulation units in that subaccount. The number of accumulation units is determined by dividing the amount allocated to the subaccount by the subaccount's accumulation unit value for the valuation date when the allocation is made.

The number of accumulation units credited to your policy will increase when:

o  net premiums are allocated to the subaccount,

o  amounts are transferred to the subaccount, and

o  loan repayments are credited to the subaccount.

The number of accumulation units credited to a policy will decrease when:

o the allocated portion of the monthly deduction is taken from the subaccount,

o the allocated portion of a policy loan is taken from the subaccount,

o  an amount is transferred from the subaccount, or

o  a partial cash surrender is taken from the subaccount.

Determination of Unit Value.

The unit value for each subaccount, other than AIM V.I. Capital Appreciation Portfolio and Summit S&P MidCap 400 Index Portfolio, was arbitrarily set at $10 when the subaccount began operations. The initial unit values for the AIM V.I. Capital Appreciation Portfolio and the Summit S&P MidCap 400 Index Portfolio were set based on closing values of the American Century Investments V.P. Capital Appreciation Portfolio and the Summit Capital Portfolio, respectively, on October 21, 1999, the date on which the AIM V.I. Capital Appreciation Portfolio and the Summit S&P MidCap 400 Index Portfolio replaced the other two portfolios. Thereafter, the unit value at the end of a valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below.

Net Investment Factor.

The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one.
Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the net result of:

     a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

     b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus

     c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2)  is the net result of:

     a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for any "ex-dividend");
        plus or minus

     b. the per share charge or credit for any taxes reserved for in the subaccount at the end of the preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account.

On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the portion of the monthly deduction deducted from the guaranteed account.

Loan Account.

On any valuation date, if you have any loans outstanding, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, less amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and plus interest credited on the loan account.

Cash Value

The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value

The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive. It is also the amount that is available upon full surrender of the policy.

      DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as your policy remains in force, we will pay the death benefit proceeds upon receipt at the home office of proof that we deem satisfactory of the insured's death. We may require return of your policy. The death benefit will be paid to your beneficiary. Generally, the death benefit proceeds will be paid in a lump sum within seven calendar days of receipt of due proof of the insured's death, or your beneficiary may elect a payment option.

Amount of Death Benefit Proceeds

The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, plus any supplemental and/or rider benefits, minus policy debt and minus any past due monthly deductions. Under certain circumstances, such as misstatement of age or gender or death within the contestability period, the amount of the death benefit may be further adjusted.

If part or all of the death benefit is paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the insured's death to the date of payment.

Death Benefit Options


When you apply for your policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

    o  Under Option A, the death benefit is the greater of:
       (i) the specified amount; and (ii) the Applicable Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value.

    o  Under Option B, the death benefit is the greater of:
       (i) the specified amount plus the account value; and
       (ii) the Applicable Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value.

    o  Under Option C, the death benefit is the greater of:
       (i) the specified amount plus the excess of premiums paid over partial cash surrenders; and (ii) the Applicable Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value.

When you apply for your policy, you will also choose one of two alternative tests to evaluate whether your policy qualifies as a life insurance contract under the Internal Revenue Code. Once you have chosen a test for tax qualification, you cannot change it.
If you choose the guideline premium test, total premium payments paid in a policy year may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a policy year. A table showing the Applicable Percentages for Attained Ages 0 to 95 under the guideline premium test is included in the Statement of Additional Information. The Statement of Additional Information also includes a table showing the Factors that apply if you choose the cash value accumulation test.

If investment performance is favorable, the amount of the death benefit may increase. However, under Options A and C, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account and the loan account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations in Appendix B beginning on page 65.


Under the guideline premium test, the "Applicable Percentage" is 250% when the insured's attained age is 40 or less, and decreases each year thereafter to 100% when the insured's attained age is 95.

Enhanced Death Benefit Option

You may choose one of two enhanced death benefit options when you apply for your policy. The two options establish increased death benefits on the life of the insured person at certain ages based on the life expectancy of the insured person. We offer two corridors, a nine-year corridor and a fifteen-year corridor. If you choose this option, your death benefit will be calculated using the factors shown in Appendix B to the Statement of Additional Information. The enhanced death benefit option table for owners choosing the guideline premium test shows applicable percentages that range from a high of 250% when the insured's attained age is 40 or less, decreasing each year thereafter, to 100% when the insured's attained age is 95 or greater. For owners choosing the cash value accumulation test, the factors vary based on the insured's attained age, gender and rate class, and are generally higher at younger attained ages for all rate classes and both genders, and generally higher for women than men, and for non-tobacco rate classes than for tobacco rate classes. While this option is available free of charge, the enhanced death benefit may cause the cost of insurance to be higher than in a policy without this option. During the enhanced death benefit period, the death benefit will be increased if the death benefit is either the Applicable Percentage (if you elected the guideline premium test) or the Factor multiplied by the account value (if you elected the cash value accumulation test). The same cost of insurance rates would then be charged on a greater risk amount, thereby increasing your total cost of insurance charged.

Use of Accounting Benefit Rider and Supplemental Coverage Rider

The initial specified amount is set at the time we issue your policy. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.

When you apply for the policy, you can combine coverage under either or both the Accounting Benefit Rider ("Term Insurance Rider" in Massachusetts and New York) and the Supplemental Coverage Rider with coverage under the base policy to obtain the desired specified amount for an insured. You must allocate at least $25,000 to base specified amount. Your Supplemental Coverage Rider specified amount cannot exceed nine times your base specified amount, and your policy's total specified amount must be at least $250,000 in order to use the Supplemental Coverage Rider.
 Use of these riders will lower the cost to you of insurance coverage.

Accounting Benefit Rider

The Accounting Benefit Rider ("Term Insurance Rider" in Massachusetts and New York) ("ABR") provides the opportunity to allocate part of the policy's specified amount to this rider. The use of this rider results in a higher cash value for the policy in the early years of the policy than would otherwise be the case, because there are no surrender charges associated with coverage under this rider and the monthly deductions associated with the specified amount allocated to the rider are correspondingly lower in early policy years than the monthly deduction that would be required for base policy coverage; monthly deductions are correspondingly higher in later policy years. If you are concerned about the impact on your balance sheet of buying a life insurance policy to help fund an executive retirement plan, because the early costs of the policy create a liability that is not offset by an asset, use of this rider can help create higher early cash values in the policy. The monthly deduction associated with the specified amount allocated to the rider is made up of both a cost of insurance charge and an ABR specified amount charge. The ABR specified amount charge is an amount per thousand of ABR specified amount and will vary based on gender, rate class, issue age, policy year and death benefit option. This rider is available only at issue. You cannot surrender the rider separately from the policy, but if you surrender the policy, you will pay no surrender charges associated with the portion of specified amount you allocated to the ABR.

Supplemental Coverage Rider.

The Supplemental Coverage Rider ("SCR") provides the opportunity to allocate part of the policy's specified amount to this rider.
The SCR Rider will adjust over time to maintain total death benefit coverage as described below.

The death benefit for the SCR Rider is the difference between your total death benefit and the sum of the base death benefit and ABR death benefit. The SCR death benefit automatically adjusts daily as your base and ABR death benefit changes. The total death benefit depends on which death benefit option is in effect:

     Option A: If Option A is in effect, the total death benefit is the greater of:

          (A) the specified amount (the base specified amount and any specified amount allocated to the ABR and/or
              SCR); and

          (B) the Applicable Percentage (if you elected the guideline premium test) or the Factor (if you elected the cash value accumulation test) multiplied by the account value.

     Option B: If Option B is in effect, the total death benefit is the greater of:

          (A) the specified amount (the base specified amount and any specified amount allocated to the ABR and/or SCR), plus the account value; and

          (B) (ii) the Applicable Percentage (if you elected the guideline premium test) or the Factor (if you elected the cash value accumulation test) multiplied by the account value.

     Option C: If Option C is in effect, the total death benefit is the greater of:

          (A) the specified amount (the base specified amount and any specified amount allocated to the ABR and/or SCR), plus the excess of premiums paid over partial cash surrenders; and

          (B) (ii) the Applicable Percentage (if you elected the guideline premium test) or the Factor (if you elected the cash value accumulation test) multiplied by the account value.

It is possible that the amount of your SCR death benefit may be zero if your base and ABR death benefit increases enough due to the IRS minimum death benefit calculation. As an example, if your account value increases over time due to positive investment performance in the subaccounts you choose, and you elect the cash value accumulation test and death benefit option A, your account value multiplied by the Factor could approach or exceed the combined total of your base and ABR specified amount. In that situation, your SCR death benefit would reduce so that your total death benefit remained constant. Eventually, your account value could peak and begin to decline so that, when multiplied by the Factor, the result becomes less than the combined total of your base and ABR specified amounts. In that situation, your SCR death benefit would increase so that your total death benefit remained constant. The SCR death benefit can never be less than zero.
Even when the SCR death benefit is reduced to zero, your SCR Rider remains in effect until you remove it from your policy.
Therefore, if the base and ABR death benefit decreases to below the total death benefit, the SCR death benefit increases to maintain the total death benefit.

There is no defined premium for a given amount of insurance coverage under the SCR. Instead, we deduct a monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the risk amount attributable to the rider in effect that month. The cost of insurance rates will be determined by us based on the age at issue, gender, and rate class of the insured, as well as the policy year. The current cost of insurance rates for this rider are lower than the cost of insurance rates for the base policy, however, the guaranteed cost of insurance rates are higher.

There may be times in which it will be to your economic advantage to allocate a significant portion of your specified amount to the SCR. In some other circumstances, it may be in your interest to obtain a policy without the SCR. These circumstances depend on many factors, including the premium levels and the amount and duration of coverage you choose, as well as the age, gender and rate class of the insured.

Changes in Death Benefit Option

You may change the death benefit option on your policy, by notice to us, after the first anniversary of the policy date, subject to the following rules. The effective date of the change will be the monthly date next following the day that we receive and accept notice of the request for change. We may require satisfactory evidence of insurability. A change in the death benefit option may have adverse tax consequences and you should consult your tax adviser before making a change.

When a change from Option A to Option B or from Option C to Option B is made, unless requested by notice to us, the specified amount after the change will be adjusted so that the risk amount is unchanged. When a change from Option B to Option A or from Option C to Option A is made, unless requested by notice to us, the specified amount will not change and the death benefit will be reduced to equal the specified amount.

Changes in Specified Amount

When you apply for your policy, you may allocate part of your initial specified amount to the Accounting Benefit Rider or the Supplemental Coverage Rider (see "Supplemental and/or Rider Benefits", page 36). This allocation will have an effect on the monthly deductions made from your policy. After your policy is issued, you may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, we will refund promptly to you the amount of such excess above the premium limitations. Changing the specified amount of your policy may have adverse tax consequences. You should consult counsel or another competent tax adviser before changing the specified amount.

Decrease in Specified Amount. The minimum amount of any decrease in specified amount is $1,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. We reserve the right to decline a requested decrease in the specified amount if compliance with current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to you would have to be made from the account value for compliance with applicable tax law, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges but will not decrease surrender charges or other policy charges. Decreasing the specified amount of the policy may have adverse tax consequences and you should consult your tax adviser before making a change. Any decrease in specified amount will be made in proportion to the specified amount attributable to the base policy, the Accounting Benefit Rider and the Supplemental Coverage Rider.

Increase in Specified Amount. Any increase in the specified amount must be at least $1,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and you must submit an application. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet our underwriting rules. If you increase the specified amount, you should contact your agent to assist you in determining if additional premium payments are necessary or appropriate. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and your account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount. You can increase your SCR specified amount at any time. You can increase your base specified amount at any time, and your ABR specified amount after your first policy year, so long as your base and ABR specified amounts remain in the same proportions as they were when your policy was issued. SCR and ABR specified amount increases will have an effective date as shown in the supplemental policy schedule you receive at the time of the increase.

A new administrative surrender charge period will apply only to the increased base specified amount, starting with the effective date of the increase.

When Proceeds Are Paid

We will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; (2) the SEC by order permits postponement of payment to protect our policy owners, or (3) the payment requested will come from account values allocated to our guaranteed account.

PLEASE NOTE: IF MANDATED UNDER APPLICABLE LAW, WE MAY BE REQUIRED TO BLOCK YOUR ACCOUNT AND REFUSE TO HONOR ANY REQUEST FOR TRANSFERS, PARTIAL CASH SURRENDERS, LOANS, OR DEATH BENEFITS UNTIL INSTRUCTIONS ARE SECURED FROM THE APPROPRIATE REGULATOR. WE MAY ALSO BE REQUIRED TO PROVIDE ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT TO GOVERNMENT REGULATORS.

Payment Options

Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Your beneficiary should contact us or their Union Central agent for information regarding payment options that may be available at the time of payment. In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. We will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the accounts.

                        CASH BENEFITS

Loans

After the first policy year and while the insured is living, and provided your policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $100 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account value, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. Policy loans may have tax consequences and you should consult your tax adviser before making a change.

Interest.

Each year on your policy's annual date we will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the maximum limit shown in your policy.

We will notify you of the initial rate of interest when a loan is made. We will notify you at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest accrues daily from the date of the loan and is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt.

Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral.

When a policy loan is made, an amount sufficient to secure the loan is transferred out of your policy's variable and guaranteed account value and into your policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subaccount and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless you specify that transfers be made from specific subaccounts. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subaccount and the guaranteed account in the same proportion that account value in each subaccount and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.5% during the first ten policy years. Thus, the maximum net cost of a loan per year is 1.5% during the first ten policy years, and 0.50% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). We will determine the rate of interest to be credited to the loan account in our sole discretion, and the rate may change from time to time.

Loan Repayment; Effect if Not Repaid.

You may repay all or part of your policy debt at any time while the insured is living and your policy is in force. Loan repayments must be sent to the home office and will be credited as of the valuation period received. You may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without such notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subaccounts and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment.
Amounts will be transferred to the subaccounts and the guaranteed account in accordance with your current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, your policy debt will be deducted in calculating your death benefit proceeds.

If on a monthly date your policy's cash value less any policy debt (the cash surrender value) is less than the amount of the monthly deduction due for the following policy month, your policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under your policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan.

A loan, whether or not repaid, will have a permanent effect on your death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. Please consult your tax adviser concerning the tax treatment of policy loans, and the adverse tax consequences if your policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value

You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. We may require return of the policy. A surrender charge may apply. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. You should consult your tax adviser before requesting a surrender.

Partial Cash Surrenders


You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $100. The partial cash surrender amount may not exceed the cash surrender value. We will reject any partial cash surrender request that would reduce the specified amount to less than $50,000. There is no fee or charge imposed on a partial cash surrender. As of the date we receive notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.


Unless you request that a partial cash surrender be deducted from specified subaccounts, your partial cash surrender amount will be deducted from your account value in the subaccounts and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, we will reduce the specified amount by the partial cash surrender amount. We may reject a partial cash surrender request if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as we interpret them. If death benefit Option C is in effect, we will reduce the specified amount by the amount surrendered if the total amount of prior partial cash surrenders equal or exceed the total premiums paid.

Partial cash surrender requests will be processed as of the valuation period we receive notice, and generally will be paid within seven calendar days.

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. You should consult your tax adviser before requesting a partial cash surrender.

                   LAPSE AND REINSTATEMENT

Lapse

Whether your policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction when due. Failure to pay planned periodic premiums will not necessarily cause your policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that your policy will not lapse (except when the minimum no lapse period is in effect).

If your cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum no lapse period is not in effect, your policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value, or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction, or you have excessive policy debt.

We calculate account values, cash surrender values and death benefits for your policy in the same manner without regard to whether your policy is lapsed.

Any applicable surrender charges will be due in the event of a lapse when the grace period expires without sufficient payment.

Reinstatement

Your policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment.
See your policy for further information.

                   TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, your life insurance policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class with extra rating involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that your policy does not satisfy the applicable requirements, we may take appropriate steps to bring your policy into compliance with such requirements and we reserve the right to modify your policy as necessary in order to do so.

Section 7702 provides that if one of two alternate tests is met, your policy will be treated as a life insurance policy for federal income tax purposes. These tests are referred to as the "cash value accumulation test" and the "guideline premium test".

Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, gender, and rate class at any point in time, multiplied by the account value. A table of the Cash Value Accumulation Test factors can be found in the Statement of Additional Information.

The guideline premium test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. A table of the Guideline Premium Test applicable percentages can also be found in the Statement of Additional Information.

Your policy allows you to choose, at the time of application, which of these tests we will apply to your policy. Your choice cannot be changed. Without regard to which test you choose, we will at all times attempt to assure that your policy meets the statutory definition which qualifies your policy as life insurance for federal income tax purposes.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that you should not be treated as the owner of the variable account. We reserve the right to modify your policy to bring it into conformity with applicable standards should such modification be necessary to prevent you from being treated as the owner of the underlying variable account assets.

In addition, the Code requires that the investments of the subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.

We believe that the death benefit under your policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of you or your beneficiary. A competent tax adviser should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the account value until there is a distribution. When distributions from your policy occur, or when loans are taken out from or secured by your policy, the tax consequences depend on whether your policy is classified as a "Modified Endowment
Contract".

Modified Endowment Contracts.

Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," (MEC) with less favorable tax treatment than other life insurance contracts. Due to the flexibility of your policy as to premiums and benefits, the individual circumstances of your policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under your policy during the first seven years, for example, as a result of a partial cash surrender, the 7-pay test will have to be reapplied as if your policy had originally been issued at the reduced face amount. If there is a "material change" in your policy's benefits or other terms, it may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, you may have to limit premium payments or limit reductions in benefits. You should consult a tax advisor to determine whether a policy transaction will cause your policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts.

Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and then, as tax-free recovery of your investment in your policy, but only after all gain has been distributed.

(2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made on or after you have attained age 59 1/2, are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract could later become taxable as a distribution from a Modified Endowment Contract.

Multiple Policies.

All Modified Endowment Contracts that are issued by us (or our affiliates) to you during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding.

To the extent that policy distributions are taxable, they are generally subject to federal income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.

Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in your policy and thereafter as taxable income. However, certain distributions which must be made in order to enable your policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax treatment of policy loans after the tenth policy year is uncertain and a tax adviser should be consulted.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy.

Your investment in your policy is generally your aggregate premiums. When a distribution is taken from your policy, your investment in your policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when your policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a competent tax adviser as to the tax consequences.

Accelerated Benefits Rider.

You should consult a competent tax adviser about the consequences of adding this rider to your policy or requesting payment under this rider.

Continuation of Policy Beyond Age 100.

The tax consequences of continuing your policy beyond the insured's 100th year are unclear. You should consult a competent tax adviser if you intend to keep your policy in force beyond the insured's 100th year.

Business Uses of the Policy.

Businesses can use the policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a competent tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance on split-dollar arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a competent tax adviser.

Split-Dollar Arrangements.

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.

There may also be an indirect tax upon the income in your policy or the proceeds of your policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

Other Tax Considerations.

The transfer of your policy or designation of a beneficiary may have federal, state and /or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, if you transfer your policy to, or designate as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below your generation assignment, it may have generation skipping transfer tax consequences under federal tax law. You and your beneficiary's individual situation will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of your policy could change by legislation or otherwise. Consult a competent tax adviser with respect to legislative developments and their effect on the policy.

Possible Charges for Union Central's Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to your policy. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

             DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Carillon Investments, Inc. ("Distributor") for the distribution and sale of the policies. Distributor is affiliated with us. Distributor sells the policies through its sales representatives. Distributor also may enter into selling agreements with other broker-dealers who in turn may sell the policies through their sales representatives.


We pay commissions for the sale of the Policies. If the ABR is not selected, the maximum commissions payable are: 50% of premiums up to the target premium and 2% of premiums above that amount paid in the first policy year; 2% of premium paid in policy years 2 through 11; and 2% of premium paid thereafter as a service fee. If the ABR is selected, premium paid in the first policy year is allocated to the base policy and the ABR in proportion to the base and ABR specified amounts. The maximum commissions payable in the first policy year are: 50% of first-year premium allocated to the base policy up to the base policy target premium; 15% of first-year premium allocated to the ABR up to the ABR target premium; and 2% of first-year premium in excess of the sum of the base and ABR target premiums. The SCR does not affect target premium and does not have premiums allocated to it. For an increase in specified amount, we will pay first-year commission on any increase in planned periodic premium that occurs during the policy year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, in an amount of ..20%. Additional amounts may be paid and expenses may be reimbursed based on various factors. Other selling broker-dealers will share commissions and additional amounts received for sales of the policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Also, Distributor receives .25% of subaccount assets from FTVIPT Templeton Foreign Securities Fund, Class 2, .25% of subaccount assets from FTVIPT Templeton Growth Securities Fund, Class 2, .25% of subaccount assets from Seligman Communications and Information Portfolio (Class 2), and .19% of subaccount assets from Seligman Small-Cap Value Portfolio (Class 2 in the form of 12b-1 fees. Class 12b-1 shares of these funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. In addition to 12b-1 fees, we receive from some of our participating investment advisers annual revenue sharing of between .05% and .25% of subaccount assets for providing various shareholder support services.


                     LEGAL PROCEEDINGS

No litigation is pending that would have a material effect upon the separate account.

                    FINANCIAL STATEMENTS

Union Central's and the separate account's financial statements appear in the Statement of Additional Information, which is available upon request by calling us at 1-800-319-6902.

              APPENDIX A - GLOSSARY OF TERMS

account value - The sum of the values in the variable account, the guaranteed account, and the loan account.

age - The insured's age on his or her nearest birthday.

annual date - The same day in each policy year as the policy date.

base specified amount - The specified amount not allocated to the Accounting Benefit Rider ("Term Insurance Rider" in Massachusetts and New York) or Supplemental Coverage Rider.

initial specified amount - The specified amount on the policy date.

issue date - The date from which the suicide and contestable periods start.

loan account - When you take out a policy loan, we transfer some of your account value to this account to hold as collateral for the loans.

maturity date - The date of the insured's death.

monthly date - The same day as the policy date for each succeeding month. It defaults to the actual last day of the month if the monthly date is a day that does not exist in that month. For example, if your monthly date is the 31st, it will be the 30th in April, June, September and November and the 28th or 29th in February.

net premium - A premium payment minus the applicable premium expense charge.

owner, you - The person who owns a policy.

policy date - The date from which policy months, years and anniversaries are measured policy debt - The sum of all outstanding policy loans plus accrued interest.

policy month - Each one-month period beginning with a monthly date and ending the day before the next monthly date.

policy year - Each period of twelve months starting on the policy date and ending the day before the first annual date, or any following year starting on an annual date and ending the day before the next annual date.

portfolio - An investment company or its series, in which we invest amounts allocated to a subaccount of the separate account.

risk amount - On each monthly date, the death benefit under the policy divided by (1 plus the monthly guaranteed interest rate applicable to the guaranteed account) less the account value.

specified amount - A dollar amount used to determine the death benefit under a policy. It includes base specified amount, as well as any specified amount allocated to the Accounting Benefit Rider or Supplemental Coverage Rider. It is commonly referred to as "face amount".

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which the New York Stock Exchange is open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.

                 APPENDIX B--ILLUSTRATIONS

We prepared the following tables to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if planned periodic premiums were paid annually and the return on the assets in each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subaccounts available under the policy, and that NO amounts are allocated to the guaranteed account.

The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after-tax return of the selected portfolios. The tables assume an average annual expense ratio of .666% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on a simple arithmetic average of the expense ratios of each of the portfolios for the last fiscal year, before waivers or reimbursements. For information on the portfolios' expenses, see the prospectuses for the portfolios.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.41%, 4.51%, and 10.43%, respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98%, respectively, thereafter.

The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

Certain of the illustrations reflect the choice of guideline premium test or cash value accumulation test.

The illustrations are based on Union Central's gender distinct standard nontobacco rates. By contacting us or your agent, and free of charge, we will furnish you with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION A
VARIABLE INVESTMENT          USING CURRENT CHARGES             CASH VALUE ACCUM. TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          300,000   300,000 300,000        3,110     2,929  2,748        1,219     1,038    857
2          300,000   300,000 300,000        6,517     5,963  5,431        4,626     4,072  3,540
3          300,000   300,000 300,000       10,251     9,105  8,048        8,360     7,214  6,157
4          300,000   300,000 300,000       14,340    12,355 10,593       12,449    10,464  8,702
5          300,000   300,000 300,000       18,826    15,720 13,070       16,935    13,829 11,180
6          300,000   300,000 300,000       23,736    19,191 15,466       22,034    17,489 13,764
7          300,000   300,000 300,000       29,138    22,794 17,801       27,625    21,282 16,288
8          300,000   300,000 300,000       35,086    26,538 20,078       33,762    25,215 18,754
9          300,000   300,000 300,000       41,645    30,435 22,302       40,511    29,301 21,168
10         300,000   300,000 300,000       48,874    34,483 24,466       47,929    33,538 23,521
15         300,000   300,000 300,000       99,766    58,135 34,720       99,766    58,135 34,720
20         419,892   300,000 300,000      187,055    89,830 45,566      187,055    89,830 45,566
25         640,577   300,000 300,000      329,676   128,992 53,852      329,676   128,992 53,852
30         954,310   302,475 300,000      560,707   177,720 58,292      560,707   177,720 58,292
35       1,411,230   359,896 300,000      932,408   237,785 56,869      932,408   237,785 56,869
40       2,090,116   424,423 300,000    1,527,073   310,090 45,968    1,527,073   310,090 45,968
45       3,122,145   500,600 300,000    2,472,882   396,498 18,118    2,472,882   396,498 18,118
50       4,700,447   591,069       0    3,971,948   499,462      0    3,971,948   499,462      0
55       7,155,135   701,726       0    6,342,553   622,034      0    6,342,553   622,034      0
60      10,904,223   830,242       0   10,146,201   772,526      0   10,146,201   772,526      0
65      16,717,408   980,956       0   16,717,408   980,956      0   16,717,408   980,956      0
70      28,142,860 1,253,972       0   28,142,860 1,253,972      0   28,142,860 1,253,972      0
Age 110 42,690,147 1,526,155       0   42,690,147 1,526,155      0   42,690,147 1,526,155      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense
Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION A
VARIABLE INVESTMENT         USING GUARANTEED CHARGES           CASH VALUE ACCUM. TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          300,000   300,000 300,000        2,743     2,575  2,408          852       684    517
2          300,000   300,000 300,000        5,933     5,423  4,932        4,043     3,532  3,042
3          300,000   300,000 300,000        9,426     8,368  7,391        7,535     6,477  5,501
4          300,000   300,000 300,000       13,248    11,411  9,781       11,358     9,521  7,890
5          300,000   300,000 300,000       17,433    14,555 12,098       15,543    12,664 10,208
6          300,000   300,000 300,000       22,012    17,795 14,338       20,310    16,094 12,636
7          300,000   300,000 300,000       27,029    21,139 16,501       25,516    19,626 14,988
8          300,000   300,000 300,000       32,523    24,584 18,580       31,200    23,260 17,257
9          300,000   300,000 300,000       38,550    28,135 20,578       37,416    27,001 19,444
10         300,000   300,000 300,000       45,157    31,789 22,485       44,212    30,844 21,540
15         300,000   300,000 300,000       91,966    53,285 31,565       91,966    53,285 31,565
20         379,595   300,000 300,000      169,103    78,334 37,441      169,103    78,334 37,441
25         565,239   300,000 300,000      290,903   106,665 38,016      290,903   106,665 38,016
30         814,892   300,000 300,000      478,792   137,906 29,502      478,792   137,906 29,502
35       1,153,902   300,000 300,000      762,391   171,648  3,941      762,391   171,648  3,941
40       1,614,905   300,000       -    1,179,876   208,475      -    1,179,876   208,475      -

45       2,247,469   318,064       -    1,780,099   251,921      -    1,780,099   251,921      -

50       3,114,916   352,477       -    2,632,151   297,849      -    2,632,151   297,849      -

55       4,315,877   388,110       -    3,825,738   344,034      -    3,825,738   344,034      -

60       5,987,870   425,780       -    5,571,615   396,181      -    5,571,615   396,181      -

65       8,463,591   470,444       -    8,463,591   470,444      -    8,463,591   470,444      -

70      14,248,001   601,376       -   14,248,001   601,376      -   14,248,001   601,376      -

Age 110 21,612,915   731,909       -   21,612,915   731,909      -   21,612,915   731,909      -



Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION B
VARIABLE INVESTMENT          USING CURRENT CHARGES             CASH VALUE ACCUM. TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          303,104   302,923 302,743        3,104     2,923  2,743        1,213     1,033    852
2          306,498   305,946 305,416        6,498     5,946  5,416        4,607     4,055  3,525
3          310,209   309,069 308,016       10,209     9,069  8,016        8,318     7,178  6,125
4          314,264   312,291 310,539       14,264    12,291 10,539       12,373    10,400  8,649
5          318,699   315,617 312,988       18,699    15,617 12,988       16,809    13,727 11,097
6          323,538   319,037 315,346       23,538    19,037 15,346       21,836    17,335 13,644
7          328,845   322,575 317,637       28,845    22,575 17,637       27,333    21,062 16,125
8          334,670   326,239 319,863       34,670    26,239 19,863       33,347    24,915 18,539
9          341,072   330,038 322,029       41,072    30,038 22,029       39,938    28,903 20,894
10         348,101   333,969 324,126       48,101    33,969 24,126       47,155    33,023 23,180
15         396,772   356,515 333,840       96,772    56,515 33,840       96,772    56,515 33,840
20         480,117   386,527 344,122      180,117    86,527 44,122      180,117    86,527 44,122
25         616,909   421,821 351,269      316,909   121,821 51,269      316,909   121,821 51,269
30         918,747   461,775 353,599      539,812   161,775 53,599      539,812   161,775 53,599
35       1,359,897   504,639 348,671      898,492   204,639 48,671      898,492   204,639 48,671
40       2,015,194   546,599 332,792    1,472,334   246,599 32,792    1,472,334   246,599 32,792
45       3,011,231   580,071 300,030    2,385,033   280,071     30    2,385,033   280,071     30
50       4,534,391   592,013       0    3,831,629   292,013      0    3,831,629   292,013      0
55       6,903,237   561,331       0    6,119,262   261,331      0    6,119,262   261,331      0
60      10,521,174   460,580       0    9,789,779   160,580      0    9,789,779   160,580      0
65      16,125,221     8,781       0   16,125,221     8,781      0   16,125,221     8,781      0
70      27,145,945    11,225       0   27,145,945    11,225      0   27,145,945    11,225      0
Age 110 41,177,918    13,662       0   41,177,918    13,662      0   41,177,918    13,662      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION B
VARIABLE INVESTMENT         USING GUARANTEED CHARGES           CASH VALUE ACCUM. TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          302,737   302,570 302,403        2,737     2,570  2,403         847      679     512
2          305,915   305,406 304,918        5,915     5,406  4,918       4,025    3,515   3,027
3          309,387   308,334 307,361        9,387     8,334  7,361       7,496    6,443   5,471
4          313,176   311,350 309,729       13,176    11,350  9,729      11,285    9,459   7,838
5          317,312   314,456 312,019       17,312    14,456 12,019      15,421   12,566  10,128
6          321,823   317,648 314,223       21,823    17,648 14,223      20,121   15,946  12,521
7          326,747   320,927 316,343       26,747    20,927 16,343      25,234   19,415  14,830
8          332,118   324,291 318,370       32,118    24,291 18,370      30,794   22,967  17,046
9          337,983   327,741 320,306       37,983    27,741 20,306      36,848   26,607  19,172
10         344,379   331,270 322,141       44,379    31,270 22,141      43,434   30,325  21,195
15         388,809   351,572 330,632       88,809    51,572 30,632      88,809   51,572  30,632
20         459,195   373,668 335,375      159,195    73,668 35,375     159,195   73,668  35,375
25         569,876   395,098 333,973      269,876    95,098 33,973     269,876   95,098  33,973
30         753,948   410,942 322,548      442,984   110,942 22,548     442,984  110,942  22,548
35       1,069,952   411,539       0      706,924   111,539      0     706,924  111,539       0
40       1,499,492   378,559       0    1,095,554    78,559      0   1,095,554   78,559       0
45       2,088,709         0       0    1,654,354         0      0   1,654,354        0       0
50       2,896,585         0       0    2,447,658         0      0   2,447,658        0       0
55       4,014,967         0       0    3,559,002         0      0   3,559,002        0       0
60       5,571,908         0       0    5,184,569         0      0   5,184,569        0       0
65       7,539,443         0       0    7,539,443         0      0   7,539,443        0       0
70      12,692,248         0       0   12,692,248         0      0  12,692,248        0       0
Age 110 19,252,981         0       0   19,252,981         0      0  19,252,981        0       0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION A
VARIABLE INVESTMENT          USING CURRENT CHARGES             GUIDELINE PREMIUM TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          300,000   300,000 300,000        3,110     2,929  2,748        1,219     1,038     857
2          300,000   300,000 300,000        6,517     5,963  5,431        4,626     4,072   3,540
3          300,000   300,000 300,000       10,251     9,105  8,048        8,360     7,214   6,157
4          300,000   300,000 300,000       14,340    12,355 10,593       12,449    10,464   8,702
5          300,000   300,000 300,000       18,826    15,720 13,070       16,935    13,829  11,180
6          300,000   300,000 300,000       23,736    19,191 15,466       22,034    17,489  13,764
7          300,000   300,000 300,000       29,138    22,794 17,801       27,625    21,282  16,288
8          300,000   300,000 300,000       35,086    26,538 20,078       33,762    25,215  18,754
9          300,000   300,000 300,000       41,645    30,435 22,302       40,511    29,301  21,168
10         300,000   300,000 300,000       48,874    34,483 24,466       47,929    33,538  23,521
15         300,000   300,000 300,000       99,766    58,135 34,720       99,766    58,135  34,720
20         300,000   300,000 300,000      187,792    89,830 45,566      187,792    89,830  45,566
25         436,837   300,000 300,000      336,029   128,992 53,852      336,029   128,992  53,852
30         699,897   300,000 300,000      583,247   177,722 58,292      583,247   177,722  58,292
35       1,143,429   300,000 300,000      994,286   239,980 56,869      994,286   239,980  56,869
40       1,766,475   338,819 300,000    1,682,357   322,685 45,968    1,682,357   322,685  45,968
45       2,974,889   449,841 300,000    2,833,228   428,420 18,118    2,833,228   428,420  18,118
50       4,972,023   588,146       0    4,735,260   560,139      0    4,735,260   560,139       0
55       8,240,455   757,953       0    7,848,052   721,860      0    7,848,052   721,860       0
60      13,109,228   933,112       0   13,109,228   933,112      0   13,109,228   933,112       0
65      22,087,834 1,208,518       0   22,087,834 1,208,518      0   22,087,834 1,208,518       0
70      37,183,683 1,544,869       0   37,183,683 1,544,869      0   37,183,683 1,544,869       0
Age 110 56,404,249 1,880,193       0   56,404,249 1,880,193      0   56,404,249 1,880,193       0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION A
VARIABLE INVESTMENT         USING GUARANTEED CHARGES           GUIDELINE PREMIUM TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          300,000   300,000 300,000        2,743     2,575  2,408          852       684    517
2          300,000   300,000 300,000        5,933     5,423  4,932        4,043     3,532  3,042
3          300,000   300,000 300,000        9,426     8,368  7,391        7,535     6,477  5,501
4          300,000   300,000 300,000       13,248    11,411  9,781       11,358     9,521  7,890
5          300,000   300,000 300,000       17,433    14,555 12,098       15,543    12,664 10,208
6          300,000   300,000 300,000       22,012    17,795 14,338       20,310    16,094 12,636
7          300,000   300,000 300,000       27,029    21,139 16,501       25,516    19,626 14,988
8          300,000   300,000 300,000       32,523    24,584 18,580       31,200    23,260 17,257
9          300,000   300,000 300,000       38,550    28,135 20,578       37,416    27,001 19,444
10         300,000   300,000 300,000       45,157    31,789 22,485       44,212    30,844 21,540
15         300,000   300,000 300,000       91,966    53,285 31,565       91,966    53,285 31,565
20         300,000   300,000 300,000      169,913    78,334 37,441      169,913    78,334 37,441
25         392,459   300,000 300,000      301,892   106,665 38,016      301,892   106,665 38,016
30         623,997   300,000 300,000      519,997   137,906 29,502      519,997   137,906 29,502
35       1,007,993   300,000 300,000      876,516   171,648  3,941      876,516   171,648  3,941
40       1,541,105   300,000       0    1,467,719   208,475      0    1,467,719   208,475      0
45       2,567,535   300,000       0    2,445,271   254,287      0    2,445,271   254,287      0
50       4,211,265   344,702       0    4,010,729   328,288      0    4,010,729   328,288      0
55       6,766,637   438,203       0    6,444,416   417,337      0    6,444,416   417,337      0
60      10,593,065   538,349       0   10,593,065   538,349      0   10,593,065   538,349      0
65      17,851,575   703,524       0   17,851,575   703,524      0   17,851,575   703,524      0
70      30,052,169   899,327       0   30,052,169   899,327      0   30,052,169   899,327      0
Age 110 45,586,394 1,094,532       0   45,586,394 1,094,532      0   45,586,394 1,094,532      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION B
VARIABLE INVESTMENT          USING CURRENT CHARGES             GUIDELINE PREMIUM TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          303,104   302,923 302,743        3,104     2,923  2,743        1,213     1,033    852
2          306,498   305,946 305,416        6,498     5,946  5,416        4,607     4,055  3,525
3          310,209   309,069 308,016       10,209     9,069  8,016        8,318     7,178  6,125
4          314,264   312,291 310,539       14,264    12,291 10,539       12,373    10,400  8,649
5          318,699   315,617 312,988       18,699    15,617 12,988       16,809    13,727 11,097
6          323,538   319,037 315,346       23,538    19,037 15,346       21,836    17,335 13,644
7          328,845   322,575 317,637       28,845    22,575 17,637       27,333    21,062 16,125
8          334,670   326,239 319,863       34,670    26,239 19,863       33,347    24,915 18,539
9          341,072   330,038 322,029       41,072    30,038 22,029       39,938    28,903 20,894
10         348,101   333,969 324,126       48,101    33,969 24,126       47,155    33,023 23,180
15         396,772   356,515 333,840       96,772    56,515 33,840       96,772    56,515 33,840
20         480,117   386,527 344,122      180,117    86,527 44,122      180,117    86,527 44,122
25         616,909   421,821 351,269      316,909   121,821 51,269      316,909   121,821 51,269
30         841,286   461,775 353,599      541,286   161,775 53,599      541,286   161,775 53,599
35       1,209,657   504,639 348,671      909,657   204,639 48,671      909,657   204,639 48,671
40       1,815,235   546,599 332,792    1,515,235   246,599 32,792    1,515,235   246,599 32,792
45       2,812,104   580,071 300,030    2,512,104   280,071     30    2,512,104   280,071     30
50       4,456,290   592,013       0    4,156,290   292,013      0    4,156,290   292,013      0
55       7,216,301   561,331       0    6,872,668   261,331      0    6,872,668   261,331      0
60      11,686,470   460,580       0   11,386,470   160,580      0   11,386,470   160,580      0
65      18,964,953     8,781       0   18,964,953     8,781      0   18,964,953     8,781      0
70      31,926,481    11,225       0   31,926,481    11,225      0   31,926,481    11,225      0
Age 110 48,429,555    13,662       0   48,429,555    13,662      0   48,429,555    13,662      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION B
VARIABLE INVESTMENT         USING GUARANTEED CHARGES           GUIDELINE PREMIUM TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          302,737   302,570 302,403        2,737     2,570  2,403          847       679    512
2          305,915   305,406 304,918        5,915     5,406  4,918        4,025     3,515  3,027
3          309,387   308,334 307,361        9,387     8,334  7,361        7,496     6,443  5,471
4          313,176   311,350 309,729       13,176    11,350  9,729       11,285     9,459  7,838
5          317,312   314,456 312,019       17,312    14,456 12,019       15,421    12,566 10,128
6          321,823   317,648 314,223       21,823    17,648 14,223       20,121    15,946 12,521
7          326,747   320,927 316,343       26,747    20,927 16,343       25,234    19,415 14,830
8          332,118   324,291 318,370       32,118    24,291 18,370       30,794    22,967 17,046
9          337,983   327,741 320,306       37,983    27,741 20,306       36,848    26,607 19,172
10         344,379   331,270 322,141       44,379    31,270 22,141       43,434    30,325 21,195
15         388,809   351,572 330,632       88,809    51,572 30,632       88,809    51,572 30,632
20         459,195   373,668 335,375      159,195    73,668 35,375      159,195    73,668 35,375
25         569,876   395,098 333,973      269,876    95,098 33,973      269,876    95,098 33,973
30         743,022   410,942 322,548      443,022   110,942 22,548      443,022   110,942 22,548
35       1,012,059   411,539       0      712,059   111,539      0      712,059   111,539      0
40       1,426,741   378,559       0    1,126,741    78,559      0    1,126,741    78,559      0
45       2,062,439         0       0    1,762,439         0      0    1,762,439         0      0
50       3,037,513         0       0    2,737,513         0      0    2,737,513         0      0
55       4,533,974         0       0    4,233,974         0      0    4,233,974         0      0
60       6,856,267         0       0    6,556,267         0      0    6,556,267         0      0
65       9,889,805         0       0    9,889,805         0      0    9,889,805         0      0
70      16,648,956         0       0   16,648,956         0      0   16,648,956         0      0
Age 110 25,254,945         0       0   25,254,945         0      0   25,254,945         0      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION C
VARIABLE INVESTMENT         USING GUARANTEED CHARGES           GUIDELINE PREMIUM TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          303,500   303,500 303,500        2,736     2,569  2,402          846       678    511
2          307,000   307,000 307,000        5,912     5,402  4,913        4,021     3,512  3,022
3          310,500   310,500 310,500        9,381     8,326  7,352        7,490     6,435  5,461
4          314,000   314,000 314,000       13,166    11,336  9,712       11,276     9,445  7,821
5          317,500   317,500 317,500       17,300    14,435 11,990       15,410    12,544 10,100
6          321,000   321,000 321,000       21,810    17,617 14,180       20,108    15,915 12,478
7          324,500   324,500 324,500       26,737    20,885 16,280       25,224    19,373 14,767
8          328,000   328,000 328,000       32,115    24,236 18,282       30,792    22,912 16,959
9          331,500   331,500 331,500       37,996    27,671 20,188       36,861    26,537 19,053
10         335,000   335,000 335,000       44,421    31,184 21,984       43,475    30,238 21,038
15         352,500   352,500 352,500       89,446    51,396 30,115       89,446    51,396 30,115
20         370,000   370,000 370,000      162,837    73,482 33,946      162,837    73,482 33,946
25         387,500   387,500 387,500      285,452    95,197 30,194      285,452    95,197 30,194
30         591,264   405,000 405,000      492,720   111,843 12,565      492,720   111,843 12,565
35         956,441   422,500       0      831,688   112,719      0      831,688   112,719      0
40       1,463,472   440,000       0    1,393,783    70,400      0    1,393,783    70,400      0
45       2,439,360         0       0    2,323,200         0      0    2,323,200         0      0
50       4,002,177         0       0    3,811,597         0      0    3,811,597         0      0
55       6,431,798         0       0    6,125,522         0      0    6,125,522         0      0
60      10,069,971         0       0   10,069,971         0      0   10,069,971         0      0
65      16,970,974         0       0   16,970,974         0      0   16,970,974         0      0
70      28,569,725         0       0   28,569,725         0      0   28,569,725         0      0
Age 110 43,337,662         0       0   43,337,662         0      0   43,337,662         0      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION C
VARIABLE INVESTMENT          USING CURRENT CHARGES             GUIDELINE PREMIUM TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          303,500   303,500 303,500        3,104     2,923  2,742        1,213     1,032    851
2          307,000   307,000 307,000        6,497     5,944  5,413        4,606     4,053  3,522
3          310,500   310,500 310,500       10,207     9,064  8,009        8,316     7,173  6,118
4          314,000   314,000 314,000       14,261    12,282 10,526       12,370    10,391  8,636
5          317,500   317,500 317,500       18,697    15,604 12,966       16,806    13,713 11,075
6          321,000   321,000 321,000       23,540    19,018 15,312       21,838    17,316 13,611
7          324,500   324,500 324,500       28,856    22,550 17,588       27,343    21,037 16,076
8          328,000   328,000 328,000       34,697    26,207 19,795       33,373    24,884 18,471
9          331,500   331,500 331,500       41,124    30,000 21,938       39,990    28,866 20,803
10         335,000   335,000 335,000       48,191    33,925 24,007       47,246    32,980 23,061
15         352,500   352,500 352,500       97,531    56,479 33,463       97,531    56,479 33,463
20         370,000   370,000 370,000      182,787    86,642 43,436      182,787    86,642 43,436
25         424,368   387,500 387,500      326,437   122,646 49,870      326,437   122,646 49,870
30         680,695   405,000 405,000      567,246   164,895 50,503      567,246   164,895 50,503
35       1,112,774   422,500 422,500      967,630   213,993 41,518      967,630   213,993 41,518
40       1,719,756   440,000 440,000    1,637,863   271,201 15,806    1,637,863   271,201 15,806
45       2,896,841   457,500       0    2,758,896   339,837      0    2,758,896   339,837      0
50       4,842,201   475,000       0    4,611,620   430,073      0    4,611,620   430,073      0
55       8,025,912   585,335       0    7,643,726   557,462      0    7,643,726   557,462      0
60      12,768,516   724,951       0   12,768,516   724,951      0   12,768,516   724,951      0
65      21,514,264   942,423       0   21,514,264   942,423      0   21,514,264   942,423      0
70      36,218,108 1,204,715       0   36,218,108 1,204,715      0   36,218,108 1,204,715      0
Age 110 54,939,561 1,466,206       0   54,939,561 1,466,206      0   54,939,561 1,466,206      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates based on an allocation of specified amount as follows: $100,000 to base, $100,000 to the Accounting Benefit Rider, $100,000 to the Supplemental Coverage Rider, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, the ABR specified amount charge, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION C
VARIABLE INVESTMENT         USING GUARANTEED CHARGES           CASH VALUE ACCUM. TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          303,500   303,500 303,500        2,736     2,569  2,402          846       678    511
2          307,000   307,000 307,000        5,912     5,402  4,913        4,021     3,512  3,022
3          310,500   310,500 310,500        9,381     8,326  7,352        7,490     6,435  5,461
4          314,000   314,000 314,000       13,166    11,336  9,712       11,276     9,445  7,821
5          317,500   317,500 317,500       17,300    14,435 11,990       15,410    12,544 10,100
6          321,000   321,000 321,000       21,810    17,617 14,180       20,108    15,915 12,478
7          324,500   324,500 324,500       26,737    20,885 16,280       25,224    19,373 14,767
8          328,000   328,000 328,000       32,115    24,236 18,282       30,792    22,912 16,959
9          331,500   331,500 331,500       37,996    27,671 20,188       36,861    26,537 19,053
10         335,000   335,000 335,000       44,421    31,184 21,984       43,475    30,238 21,038
15         352,500   352,500 352,500       89,446    51,396 30,115       89,446    51,396 30,115
20         370,000   370,000 370,000      162,837    73,482 33,946      162,837    73,482 33,946
25         545,778   387,500 387,500      280,887    95,197 30,194      280,887    95,197 30,194
30         788,085   405,000 405,000      463,041   111,843 12,565      463,041   111,843 12,565
35       1,116,994   422,500       0      738,005   112,719      0      738,005   112,719      0
40       1,564,164   440,000       0    1,142,804    70,400      0    1,142,804    70,400      0
45       2,177,671         0       0    1,724,816         0      0    1,724,816         0      0
50       3,018,928         0       0    2,551,040         0      0    2,551,040         0      0
55       4,183,584         0       0    3,708,470         0      0    3,708,470         0      0
60       5,804,995         0       0    5,401,453         0      0    5,401,453         0      0
65       8,205,641         0       0    8,205,641         0      0    8,205,641         0      0
70      13,813,756         0       0   13,813,756         0      0   13,813,756         0      0
Age 110 20,954,206         0       0   20,954,206         0      0   20,954,206         0      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    THE UNION CENTRAL LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------

                        VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 36           EXCEL ACCUMULATOR VUL                     $300,000 BASE
STANDARD NONTOBACCO          $3,500 ANNUAL PREMIUM             DEATH BENEFIT OPTION C
VARIABLE INVESTMENT          USING CURRENT CHARGES             CASH VALUE ACCUM. TEST

                  DEATH BENEFIT              ACCOUNT VALUE             CASH SURRENDER VALUE
             -----------------------   -------------------------    --------------------------
              Assuming Hypothetical      Assuming Hypothetical        Assuming Hypothetical
                  Gross Annual                Gross Annual                 Gross Annual
              Investment Return of        Investment Return of         Investment Return of
END        -------------------------   --------------------------    --------------------------
OF         12%      6%        0%         12%       6%       0%         12%       6%        0%
YEAR       Gross    Gross     Gross      Gross     Gross    Gross      Gross     Gross     Gross
----       -----    -----     -----      -----     -----    -----      -----     -----     -----
1          303,500   303,500 303,500        3,104     2,923  2,742        1,213     1,032    851
2          307,000   307,000 307,000        6,497     5,944  5,413        4,606     4,053  3,522
3          310,500   310,500 310,500       10,207     9,064  8,009        8,316     7,173  6,118
4          314,000   314,000 314,000       14,261    12,282 10,526       12,370    10,391  8,636
5          317,500   317,500 317,500       18,697    15,604 12,966       16,806    13,713 11,075
6          321,000   321,000 321,000       23,540    19,018 15,312       21,838    17,316 13,611
7          324,500   324,500 324,500       28,856    22,550 17,588       27,343    21,037 16,076
8          328,000   328,000 328,000       34,697    26,207 19,795       33,373    24,884 18,471
9          331,500   331,500 331,500       41,124    30,000 21,938       39,990    28,866 20,803
10         335,000   335,000 335,000       48,191    33,925 24,007       47,246    32,980 23,061
15         352,500   352,500 352,500       97,531    56,479 33,463       97,531    56,479 33,463
20         410,153   370,000 370,000      182,717    86,642 43,436      182,717    86,642 43,436
25         626,731   387,500 387,500      322,550   122,646 49,870      322,550   122,646 49,870
30         934,505   405,000 405,000      549,071   164,895 50,503      549,071   164,895 50,503
35       1,382,643   422,500 422,500      913,521   213,993 41,518      913,521   213,993 41,518
40       2,048,392   440,000 440,000    1,496,589   271,201 15,806    1,496,589   271,201 15,806
45       3,060,377   457,500       0    2,423,959   339,837      0    2,423,959   339,837      0
50       4,607,971   506,750       0    3,893,805   428,211      0    3,893,805   428,211      0
55       7,014,854   604,600       0    6,218,203   535,938      0    6,218,203   535,938      0
60      10,690,904   718,090       0    9,947,710   668,171      0    9,947,710   668,171      0
65      16,390,735   850,540       0   16,390,735   850,540      0   16,390,735   850,540      0
70      27,592,923 1,087,260       0   27,592,923 1,087,260      0   27,592,923 1,087,260      0
Age 110 41,855,943 1,323,257       0   41,855,943 1,323,257      0   41,855,943 1,323,257      0


Notes concerning this illustration:
(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges and current cost of insurance, a monthly administrative charge of $5.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the Prospectus.
(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.
(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of - 1.41%, 4.51%, and 10.43% respectively, during the first ten policy years, and -.91%, 5.03%, and 10.98% thereafter.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  APPENDIX C - DISCLAIMERS
           (Morgan Stanley, Nasdaq, Russell, S&P)

This fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTER PARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Product(s) described in this Prospectus is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Union Central Life Insurance Company (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R).
The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Russell 2000 Index ("Index") is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

"Standard & Poor's(R)", "S&P(R), "S&P 500(R)", "Standard & Poor's 500(R)", "500," "S&P MidCap 400 Index," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's. See further discussion in the Summit Mutual Funds prospectus.

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

The Statement of Additional Information (SAI) includes additional information about Carillon Life Account and is dated the same date of this Prospectus. A table of contents for the Statement of Additional Information immediately follows the prospectus table of contents. You can request a free copy of the SAI and personalized illustrations of death benefits, cash surrender values, and cash values, or contact us with any questions you may have about your policy, at 1-800-319-6902. Information about your policy is also available at www.unioncentral.com. You can register there for Service Central access.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SAI can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the hours and location of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. Information and reports are also available on the SEC's website at http://www.sec.gov. Copies of information you see on the SEC website can also be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C., 20549-0102.










Investment Company Act File Number: 811-09076

                        PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITONAL INFORMATION

                      CARILLON LIFE ACCOUNT

                               of

            THE UNION CENTRAL LIFE INSURANCE COMPANY

   1876 Waycross Road * Cincinnati, Ohio 45240 * 513-595-2600


               STATEMENT OF ADDITIONAL INFORMATION
       Excel Accumulator Variable Universal Life Insurance

                           May 1, 2006

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional
Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Life Account's ("CLA") current Prospectus, dated May 1, 2006, which may be obtained by calling The Union Central Life Insurance Company ("Union Central") at 800-319-6902, or writing to P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                        ------------

                      TABLE OF CONTENTS

TABLE OF CONTENTS..........................................1
  General Information and History..........................2
  Multiple Beneficiaries...................................2
  Additional Information about Operation of Contracts
     and Carillon Life Account.............................2
  Reports to Policy Owners.................................2
  Assignment...............................................3
  Distribution of the Policies.............................3
  Custody of Assets........................................4
  Independent Registered Public Accounting Firm............4

Appendix A (Guideline Premium and Cash Value
   Accumulation Test Factors)............................A-1
Appendix B (Enhanced Death Benefit Option Tables)........B-1
Appendices C and D (Financial Statements of
    Carillon Life Account and of Union Central)..........C-1

General Information and History

The Union Central Life Insurance Company is an Ohio company, organized in 1867 under the laws of Ohio. We are primarily engaged in the sale of life and disability insurance and annuities and are currently licensed to operate in all states and the District of Columbia. The policy is issued by Union Central.

On January 1, 2006, The Union Central Life Insurance Company, an Ohio mutual life insurance company, converted to an Ohio stock life insurance subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect wholly-owned subsidiary of UNIFI Mutual Holding Company.

Carillon Life Account was established under Ohio law on July 10,
1995.  It is registered with the Securities and Exchange
Commission as a unit investment trust under the Investment Company Act of 1940 and is a separate account within the meaning of the federal securities laws.

Multiple Beneficiaries

When policies have multiple beneficiaries, we provide each beneficiary with payment option information, as described in the prospectus. Generally, death benefits are paid in a lump sum as described in the prospectus. Unless the owner of the contract made an election as to how the beneficiaries would be paid, each beneficiary can make his or her own election as to payment of proceeds. The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If part or all of the death benefit is paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the insured's death to the date of payment to each beneficiary.

Additional Information about Operation of Contracts and Carillon
Life Account

Carillon Life Account has participation agreements with the various underlying investment options in order to provide the options in the contracts. These agreements describe the rights and responsibilities of Union Central, Carillon Investments, and the applicable fund family as they relate to the use of the fund option in the contracts. The participation agreements are filed as exhibits to this registration statement.

Reports to Policy Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law. You will receive similar reports each calendar quarter as well. You will also be sent an annual and a semi-annual report for each portfolio underlying a subaccount to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions. Confirmations of certain automated transactions will be included in the quarterly statement you receive. These include transactions such as applications of premium payments automatically deducted from your checking account, portfolio rebalancing, dollar cost averaging, and earnings sweeps.

Please review your confirmations and quarterly statements carefully. If you find an error, please report it to us within 30 days of your receipt of the confirmation or statement.

Assignment

You may assign your policy in accordance with its terms. In order for any assignment to be binding on us, it must be in writing and filed at the home office. Once we have received a signed copy of the assignment, your rights and the interest of any beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any policy debt.

Distribution of the Policies

The principal underwriter of the policies is Carillon Investments, Inc. ("Distributor"), a wholly-owned subsidiary of Union Central, located at 1876 Waycross Road, Cincinnati, Ohio 45240. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. (the "NASD"). More information about the Distributor and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

We offer the policies to the public on a continuous basis through the Distributor. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

The Distributor offers the policies through its sales representatives. The Distributor also may enter into selling agreements with other broker-dealers for sales of the policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

Commissions paid on the policy, as well as other incentives or payments, are not charged directly to the policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy.

The Distributor received sales compensation with respect to the Policies issued under this separate account in the following amounts during the periods indicated:


               YEAR        AMOUNT
               2005
               2004      $4,519,575
               2003      $2,758,161

Under the underwriting agreement with the Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and the Distributor pays all other expenses of distributing the policies, for which it receives a concession, based on a percentage of commissions paid.
 Because the Distributor is our subsidiary, we also pay for the Distributor's operating and other expenses.

Because sales representatives of the Distributor are also insurance agents of Union Central, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Union Central offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from Union Central for services that do not directly involve the sale of the policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, the Distributor's sales representatives who meet certain Union Central productivity, persistency and length of service standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular policy year. These broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses.

Some funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Class 12b-1 shares of the portfolios to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Carillon Investments receives .25% of subaccount assets, in the form of 12b-1 fees, from FTVIPT Templeton Foreign Securities Fund, Class
2, .25% from FTVIPT Templeton Growth Securities Fund, Class 2, ..25% from Seligman Communications and Information Portfolio (Class
2), and .19% from Seligman Small-Cap Value Portfolio (Class 2).
In addition to 12b-1 fees, some portfolios pay annual revenue sharing of between .05% and .25% of subaccount assets for our providing various shareholder support and marketing services.

From time to time we, in conjunction with the Distributor, may conduct special sales programs. During 2003, we conducted no special sales programs.

Custody of Assets

Title to the assets of Carillon Life Account is held by Union
Central. Records are maintained of all purchases and redemptions of portfolio shares held by each of the subaccounts.

Financial Statements

The financial statements of the Depositor and the subaccounts of the Registrant will be filed in Part B prior to the effective date of the prospectus by a subsequent amendment filed pursuant to paragraph b of Rule 485.

                               APPENDIX A

       (Guideline Premium and Cash Value Accumulation Test Factors)
                        APPLICABLE PERCENTAGES
                      FOR GUIDELINE PREMIUM TEST


Attained             Attained             Attained             Attained
  Age     Percentage   Age     Percentage   Age     Percentage   Age    Percentage
 0-40       250%       50        185%       60        130%         70     115%
  41        243%       51        178%       61        128%         71     113%
  42        236%       52        171%       62        126%         72     111%
  43        229%       53        164%       63        124%         73     109%
  44        222%       54        157%       64        122%         74     107%
  45        215%       55        150%       65        120%       75-90    105%
  46        209%       56        146%       66        119%         91     104%
  47        203%       57        142%       67        118%         92     103%
  48        197%       58        138%       68        117%         93     102%
  49        191%       59        134%       69        116%         94     101%
                                                                   95+    100%



                CASH VALUE ACCUMULATION TEST FACTORS
                ------------------------------------
Attained  Male        Male       Female     Female       Unisex      Unisex
Age      Smoker    Non-smoker    Smoker    Non-smoker    Smoker    Non-smoker
0       10.305339   12.328613   12.905375   14.400205   10.729130   12.690296
1       10.302775   12.433210   12.842876   14.393759   10.718089   12.777711
2       10.004064   12.100076   12.474863   14.000035   10.408917   12.435537
3        9.704018   11.761333   12.105296   13.601929   10.096977   12.085904
4        9.409393   11.427051   11.740617   13.207621    9.790631   11.740942
5        9.118833   11.095226   11.381260   12.817688    9.488402   11.398522
6        8.831292   10.764293   11.028752   12.434115    9.189920   11.058119
7        8.547989   10.436121   10.681157   12.054451    8.895666   10.720472
8        8.268091   10.109473   10.340936   11.681900    8.606077   10.386263
9        7.993301    9.786999   10.007284   11.315472    8.321540   10.056119
10       7.724988    9.470876    9.681305   10.956645    8.043556    9.732349
11       7.463726    9.162082    9.363064   10.605559    7.772764    9.415993
12       7.211778    8.864236    9.054096   10.264275    7.511145    9.110140
13       6.970409    8.579450    8.755565    9.934385    7.260649    8.817864
14       6.741300    8.310525    8.467023    9.615385    7.021827    8.540163
15       6.524165    8.057213    8.189252    9.308383    6.794998    8.277697
16       6.329704    7.817002    7.926717    9.011951    6.590095    8.027973
17       6.146214    7.588787    7.673348    8.725571    6.395773    7.789967
18       5.971489    7.370139    7.428681    8.448763    6.210466    7.561744
19       5.802813    7.158110    7.192288    8.180481    6.031588    7.340232
20       5.639545    6.952385    6.963344    7.920406    5.858463    7.125145
21       5.480123    6.751081    6.741154    7.668239    5.689681    6.915377
22       5.323732    6.553034    6.525130    7.422720    5.524084    6.709622
23       5.169270    6.357664    6.315470    7.184194    5.361217    6.506829
24       5.016692    6.165181    6.111654    6.952052    5.200723    6.307553
25       4.865986    5.975470    5.914143    6.726976    5.042752    6.111610
26       4.716989    5.788468    5.722151    6.507992    4.886855    5.919171
27       4.570103    5.604683    5.536325    6.295676    4.733611    5.730385
28       4.426140    5.424781    5.356173    6.089492    4.583663    5.545903
29       4.285165    5.248833    5.181499    5.889580    4.437200    5.365509
30       4.147769    5.077320    5.012532    5.695737    4.294514    5.190153
31       4.014152    4.910214    4.849218    5.508028    4.155953    5.019310
32       3.884568    4.748027    4.691119    5.325990    4.021640    4.853521
33       3.758869    4.590624    4.538187    5.149669    3.891414    4.692642
34       3.637311    4.438189    4.390196    4.978864    3.765444    4.536704
35       3.519878    4.290684    4.247503    4.813947    3.643729    4.386154
36       3.406521    4.148183    4.109421    4.654289    3.526327    4.240451
37       3.297248    4.010453    3.976601    4.500340    3.413160    4.099797
38       3.192171    3.877625    3.849160    4.352099    3.304363    3.964064
39       3.091199    3.749545    3.726929    4.209377    3.199854    3.833336
40       2.994283    3.626149    3.609820    4.072108    3.099590    3.707427
41       2.901340    3.507258    3.497713    3.940071    3.003434    3.586148
42       2.812370    3.392856    3.390714    3.813266    2.911462    3.469489
43       2.727082    3.282660    3.288233    3.691336    2.823317    3.357070
44       2.645437    3.176623    3.189976    3.573958    2.738924    3.248937
45       2.567192    3.074470    3.095603    3.460838    2.658001    3.144733
46       2.492318    2.976198    3.004871    3.351792    2.580543    3.044532
47       2.420497    2.881648    2.917553    3.246638    2.506194    2.948053
48       2.351614    2.790662    2.833491    3.145269    2.434858    2.855152
49       2.285483    2.703081    2.752477    3.047568    2.366358    2.765783

Attained  Male        Male       Female     Female       Unisex      Unisex
Age      Smoker    Non-smoker    Smoker    Non-smoker    Smoker    Non-smoker
50       2.222067    2.618833    2.674411    2.953348    2.300617    2.679731
51       2.161199    2.537744    2.599315    2.862597    2.237513    2.596883
52       2.102910    2.459835    2.526934    2.775168    2.177026    2.517275
53       2.047148    2.385080    2.457263    2.691007    2.119133    2.440824
54       1.993924    2.313391    2.390373    2.610127    2.063833    2.367496
55       1.943211    2.244749    2.326033    2.532298    2.011090    2.297257
56       1.894852    2.179044    2.264092    2.457384    1.960727    2.229955
57       1.848737    2.116178    2.204319    2.385176    1.912628    2.165461
58       1.804661    2.055966    2.146429    2.315451    1.866569    2.103639
59       1.762500    1.998272    2.090150    2.247951    1.822409    2.044324
60       1.722076    1.943050    2.035381    2.182584    1.779977    1.987396
61       1.683367    1.890227    1.982107    2.119382    1.739235    1.932859
62       1.646388    1.839728    1.930542    2.058388    1.700230    1.880629
63       1.611157    1.791531    1.880817    1.999752    1.663000    1.830719
64       1.577713    1.745625    1.833298    1.943633    1.627627    1.783161
65       1.546027    1.701976    1.787943    1.890080    1.594073    1.737914
66       1.516028    1.660496    1.744728    1.838944    1.562272    1.694872
67       1.487547    1.621036    1.703334    1.790070    1.532037    1.653905
68       1.460444    1.583475    1.663585    1.743191    1.503212    1.614851
69       1.434542    1.547672    1.625046    1.698052    1.475565    1.577550
70       1.409753    1.513532    1.587722    1.654527    1.449021    1.541904
71       1.386077    1.481046    1.551504    1.612635    1.423544    1.507912
72       1.363529    1.450650    1.516670    1.572459    1.399197    1.475929
73       1.342196    1.421559    1.483432    1.534168    1.376080    1.445325
74       1.322153    1.394245    1.451979    1.497907    1.354284    1.416538
75       1.303393    1.368707    1.422396    1.463733    1.333815    1.389551
76       1.285968    1.344816    1.394629    1.431599    1.314704    1.364260
77       1.269734    1.322428    1.368542    1.401377    1.296805    1.340517
78       1.254509    1.301375    1.343930    1.372879    1.279916    1.318151
79       1.240077    1.281459    1.320578    1.345918    1.263818    1.296957
80       1.226304    1.262553    1.298357    1.320370    1.248377    1.276814
81       1.213154    1.244623    1.277229    1.296205    1.233551    1.257691
82       1.200646    1.227680    1.257217    1.273442    1.219365    1.239601
83       1.188859    1.211790    1.238377    1.252139    1.205891    1.222606
84       1.177886    1.197033    1.220760    1.232355    1.193218    1.206785
85       1.167718    1.183411    1.204557    1.214032    1.181402    1.192124
86       1.158262    1.170850    1.189424    1.197087    1.170276    1.178558
87       1.149337    1.159222    1.175463    1.181361    1.159775    1.165932
88       1.140711    1.148370    1.162232    1.166706    1.149595    1.154112
89       1.132413    1.138071    1.149795    1.152921    1.139812    1.142883
90       1.124205    1.128116    1.137653    1.139831    1.130084    1.132047
91       1.115826    1.118286    1.125837    1.127209    1.120300    1.121395
92       1.106962    1.108331    1.114095    1.114819    1.110206    1.110688
93       1.097248    1.097968    1.102146    1.102403    1.099481    1.099646
94       1.086578    1.086831    1.089667    1.089667    1.087938    1.087938
95       1.074710    1.074710    1.076363    1.076363    1.075379    1.075379
96       1.061556    1.061556    1.062385    1.062385    1.061902    1.061902
97       1.047569    1.047569    1.047902    1.047902    1.047720    1.047720
98       1.033332    1.033332    1.033417    1.033417    1.033356    1.033356
99       1.019739    1.019739    1.019739    1.019739    1.019739    1.019739

                    APPENDIX B

       ENHANCED DEATH BENEFIT OPTION TABLES

              GUIDELINE PREMIUM TEST
                NINE YEAR CORRIDOR

Attained                        Attained
Age         Percentage          Age          Percentage
0-40          250.00%
41            243.00            71            113.00%
42            236.00            72            111.00
43            229.00            73            109.00
44            222.00            74            107.00
45            215.00            75            105.00

46            209.00            76            105.00
47            203.00            77            105.00
48            197.00            78            105.00
49            191.00            79            105.00
50            185.00            80            105.00

51            178.00            81            109.20
52            171.00            82            113.40
53            164.00            83            117.60
54            157.00            84            121.80
55            150.00            85            126.00

56            146.00            86            121.80
57            142.00            87            117.60
58            138.00            88            113.40
59            134.00            89            109.20
60            130.00            90            105.00

61            128.00            91            104.00
62            126.00            92            103.00
63            124.00            93            102.00
64            122.00            94            101.00
65            120.00            95 and over   100.00

66            119.00
67            118.00
68            117.00
69            116.00
70            115.00


    ENHANCED DEATH BENEFIT OPTION TABLES

         GUIDELINE PREMIUM TEST
          FIFTEEN YEAR CORRIDOR

Attained                Attained
Age      Percentage     Age        Percentage
0-40      250.00%
  41      243.00        71           113.00%
  42      236.00        72           111.00
  43      229.00        73           109.00
  44      222.00        74           107.00
  45      215.00        75           105.00

  46      209.00        76           105.00
  47      203.00        77           105.00
  48      197.00        78           107.63
  49      191.00        79           110.25
  50      185.00        80           112.88

  51      178.00        81           115.50
  52      171.00        82           118.13
  53      164.00        83           120.75
  54      157.00        84           123.38
  55      150.00        85           126.00

  56      146.00        86           123.38
  57      142.00        87           120.75
  58      138.00        88           118.13
  59      134.00        89           115.50
  60      130.00        90           112.88

  61      128.00        91           109.20
  62      126.00        92           105.58
  63      124.00        93           102.00
  64      122.00        94           101.00
  65      120.00        95 and over  100.00

  66      119.00
  67      118.00
  68      117.00
  69      116.00
  70      115.00


                   ENHANCED DEATH BENEFIT OPTION TABLES
                       CASH VALUE ACCUMULATION TEST
                            NINE YEAR CORRIDOR

Attained  Male        Male       Female     Female       Unisex      Unisex
Age      Smoker    Non-smoker    Smoker    Non-smoker    Smoker    Non-smoker
 0      10.305339   12.328613   12.905375   14.400205   10.729130   12.690296
 1      10.302775   12.433210   12.842876   14.393759   10.718089   12.777711
 2      10.004064   12.100076   12.474863   14.000035   10.408917   12.435537
 3       9.704018   11.761333   12.105296   13.601929   10.096977   12.085904
 4       9.409393   11.427051   11.740617   13.207621    9.790631   11.740942
 5       9.118833   11.095226   11.381260   12.817688    9.488402   11.398522
 6       8.831292   10.764293   11.028752   12.434115    9.189920   11.058119
 7       8.547989   10.436121   10.681157   12.054451    8.895666   10.720472
 8       8.268091   10.109473   10.340936   11.681900    8.606077   10.386263
 9       7.993301    9.786999   10.007284   11.315472    8.321540   10.056119
10       7.724988    9.470876    9.681305   10.956645    8.043556    9.732349
11       7.463726    9.162082    9.363064   10.605559    7.772764    9.415993
12       7.211778    8.864236    9.054096   10.264275    7.511145    9.110140
13       6.970409    8.579450    8.755565    9.934385    7.260649    8.817864
14       6.741300    8.310525    8.467023    9.615385    7.021827    8.540163
15       6.524165    8.057213    8.189252    9.308383    6.794998    8.277697
16       6.329704    7.817002    7.926717    9.011951    6.590095    8.027973
17       6.146214    7.588787    7.673348    8.725571    6.395773    7.789967
18       5.971489    7.370139    7.428681    8.448763    6.210466    7.561744
19       5.802813    7.158110    7.192288    8.180481    6.031588    7.340232
20       5.639545    6.952385    6.963344    7.920406    5.858463    7.125145
21       5.480123    6.751081    6.741154    7.668239    5.689681    6.915377
22       5.323732    6.553034    6.525130    7.422720    5.524084    6.709622
23       5.169270    6.357664    6.315470    7.184194    5.361217    6.506829
24       5.016692    6.165181    6.111654    6.952052    5.200723    6.307553
25       4.865986    5.975470    5.914143    6.726976    5.042752    6.111610
26       4.716989    5.788468    5.722151    6.507992    4.886855    5.919171
27       4.570103    5.604683    5.536325    6.295676    4.733611    5.730385
28       4.426140    5.424781    5.356173    6.089492    4.583663    5.545903
29       4.285165    5.248833    5.181499    5.889580    4.437200    5.365509
30       4.147769    5.077320    5.012532    5.695737    4.294514    5.190153
31       4.014152    4.910214    4.849218    5.508028    4.155953    5.019310
32       3.884568    4.748027    4.691119    5.325990    4.021640    4.853521
33       3.758869    4.590624    4.538187    5.149669    3.891414    4.692642
34       3.637311    4.438189    4.390196    4.978864    3.765444    4.536704
35       3.519878    4.290684    4.247503    4.813947    3.643729    4.386154
36       3.406521    4.148183    4.109421    4.654289    3.526327    4.240451
37       3.297248    4.010453    3.976601    4.500340    3.413160    4.099797
38       3.192171    3.877625    3.849160    4.352099    3.304363    3.964064
39       3.091199    3.749545    3.726929    4.209377    3.199854    3.833336
40       2.994283    3.626149    3.609820    4.072108    3.099590    3.707427
41       2.901340    3.507258    3.497713    3.940071    3.003434    3.586148
42       2.812370    3.392856    3.390714    3.813266    2.911462    3.469489
43       2.727082    3.282660    3.288233    3.691336    2.823317    3.357070
44       2.645437    3.176623    3.189976    3.573958    2.738924    3.248937
45       2.567192    3.074470    3.095603    3.460838    2.658001    3.144733
46       2.492318    2.976198    3.004871    3.351792    2.580543    3.044532
47       2.420497    2.881648    2.917553    3.246638    2.506194    2.948053
48       2.351614    2.790662    2.833491    3.145269    2.434858    2.855152
49       2.285483    2.703081    2.752477    3.047568    2.366358    2.765783
50       2.222067    2.618833    2.674411    2.953348    2.300617    2.679731

                  ENHANCED DEATH BENEFIT OPTION TABLES

                      CASH VALUE ACCUMULATION TEST
                        NINE YEAR CORRIDOR (cont.)

Attained  Male        Male       Female     Female       Unisex      Unisex
Age      Smoker    Non-smoker    Smoker    Non-smoker    Smoker    Non-smoker
51       2.161199    2.537744    2.599315    2.862597    2.237513    2.596883
52       2.102910    2.459835    2.526934    2.775168    2.177026    2.517275
53       2.047148    2.385080    2.457263    2.691007    2.119133    2.440824
54       1.993924    2.313391    2.390373    2.610127    2.063833    2.367496
55       1.943211    2.244749    2.326033    2.532298    2.011090    2.297257
56       1.894852    2.179044    2.264092    2.457384    1.960727    2.229955
57       1.848737    2.116178    2.204319    2.385176    1.912628    2.165461
58       1.804661    2.055966    2.146429    2.315451    1.866569    2.103639
59       1.762500    1.998272    2.090150    2.247951    1.822409    2.044324
60       1.722076    1.943050    2.035381    2.182584    1.779977    1.987396
61       1.683367    1.890227    1.982107    2.119382    1.739235    1.932859
62       1.646388    1.839728    1.930542    2.058388    1.700230    1.880629
63       1.611157    1.791531    1.880817    1.999752    1.663000    1.830719
64       1.577713    1.745625    1.833298    1.943633    1.627627    1.783161
65       1.546027    1.701976    1.787943    1.890080    1.594073    1.737914
66       1.516028    1.660496    1.744728    1.838944    1.562272    1.694872
67       1.487547    1.621036    1.703334    1.790070    1.532037    1.653905
68       1.460444    1.583475    1.663585    1.743191    1.503212    1.614851
69       1.434542    1.547672    1.625046    1.698052    1.475565    1.577550
70       1.409753    1.513532    1.587722    1.654527    1.449021    1.541904
71       1.386077    1.481046    1.551504    1.612635    1.423544    1.507912
72       1.363529    1.450650    1.516670    1.572459    1.399197    1.475929
73       1.342196    1.421559    1.483432    1.534168    1.376080    1.445325
74       1.322153    1.394245    1.451979    1.497907    1.354284    1.416538
75       1.303393    1.368707    1.422396    1.463733    1.333815    1.389551
76       1.285968    1.344816    1.394629    1.431599    1.314704    1.364260
77       1.269734    1.322428    1.368542    1.401377    1.296805    1.340517
78       1.254509    1.301375    1.343930    1.372879    1.279916    1.318151
79       1.240077    1.281459    1.320578    1.345918    1.263818    1.296957
80       1.226304    1.262553    1.298357    1.320370    1.248377    1.276814
81       1.261680    1.294408    1.328319    1.348053    1.282893    1.307999
82       1.296698    1.325894    1.357794    1.375318    1.316914    1.338769
83       1.331522    1.357205    1.386982    1.402395    1.350598    1.369319
84       1.366347    1.388559    1.416081    1.429531    1.384133    1.399871
85       1.401261    1.420093    1.445468    1.456838    1.417682    1.430549
86       1.343584    1.358187    1.379732    1.388621    1.357520    1.367128
87       1.287257    1.298329    1.316519    1.323124    1.298948    1.305844
88       1.231968    1.240240    1.255211    1.260042    1.241563    1.246441
89       1.177709    1.183594    1.195786    1.199038    1.185405    1.188598
90       1.124205    1.128116    1.137653    1.139831    1.130084    1.132047
91       1.115826    1.118286    1.125837    1.127209    1.120300    1.121395
92       1.106962    1.108331    1.114095    1.114819    1.110206    1.110688
93       1.097248    1.097968    1.102146    1.102403    1.099481    1.099646
94       1.086578    1.086831    1.089667    1.089667    1.087938    1.087938
95       1.074710    1.074710    1.076363    1.076363    1.075379    1.075379
96       1.061556    1.061556    1.062385    1.062385    1.061902    1.061902
97       1.047569    1.047569    1.047902    1.047902    1.047720    1.047720
98       1.033332    1.033332    1.033417    1.033417    1.033356    1.033356
99       1.019739    1.019739    1.019739    1.019739    1.019739    1.019739



                  ENHANCED DEATH BENEFIT OPTION TABLES
                       CASH VALUE ACCUMULATION TEST
                           FIFTEEN YEAR CORRIDOR

Attained  Male        Male       Female     Female       Unisex      Unisex
Age      Smoker    Non-smoker    Smoker    Non-smoker    Smoker    Non-smoker
 0      10.305339   12.328613   12.905375   14.400205   10.729130   12.690296
 1      10.302775   12.433210   12.842876   14.393759   10.718089   12.777711
 2      10.004064   12.100076   12.474863   14.000035   10.408917   12.435537
 3       9.704018   11.761333   12.105296   13.601929   10.096977   12.085904
 4       9.409393   11.427051   11.740617   13.207621    9.790631   11.740942
 5       9.118833   11.095226   11.381260   12.817688    9.488402   11.398522
 6       8.831292   10.764293   11.028752   12.434115    9.189920   11.058119
 7       8.547989   10.436121   10.681157   12.054451    8.895666   10.720472
 8       8.268091   10.109473   10.340936   11.681900    8.606077   10.386263
 9       7.993301    9.786999   10.007284   11.315472    8.321540   10.056119
10       7.724988    9.470876    9.681305   10.956645    8.043556    9.732349
11       7.463726    9.162082    9.363064   10.605559    7.772764    9.415993
12       7.211778    8.864236    9.054096   10.264275    7.511145    9.110140
13       6.970409    8.579450    8.755565    9.934385    7.260649    8.817864
14       6.741300    8.310525    8.467023    9.615385    7.021827    8.540163
15       6.524165    8.057213    8.189252    9.308383    6.794998    8.277697
16       6.329704    7.817002    7.926717    9.011951    6.590095    8.027973
17       6.146214    7.588787    7.673348    8.725571    6.395773    7.789967
18       5.971489    7.370139    7.428681    8.448763    6.210466    7.561744
19       5.802813    7.158110    7.192288    8.180481    6.031588    7.340232
20       5.639545    6.952385    6.963344    7.920406    5.858463    7.125145
21       5.480123    6.751081    6.741154    7.668239    5.689681    6.915377
22       5.323732    6.553034    6.525130    7.422720    5.524084    6.709622
23       5.169270    6.357664    6.315470    7.184194    5.361217    6.506829
24       5.016692    6.165181    6.111654    6.952052    5.200723    6.307553
25       4.865986    5.975470    5.914143    6.726976    5.042752    6.111610
26       4.716989    5.788468    5.722151    6.507992    4.886855    5.919171
27       4.570103    5.604683    5.536325    6.295676    4.733611    5.730385
28       4.426140    5.424781    5.356173    6.089492    4.583663    5.545903
29       4.285165    5.248833    5.181499    5.889580    4.437200    5.365509
30       4.147769    5.077320    5.012532    5.695737    4.294514    5.190153
31       4.014152    4.910214    4.849218    5.508028    4.155953    5.019310
32       3.884568    4.748027    4.691119    5.325990    4.021640    4.853521
33       3.758869    4.590624    4.538187    5.149669    3.891414    4.692642
34       3.637311    4.438189    4.390196    4.978864    3.765444    4.536704
35       3.519878    4.290684    4.247503    4.813947    3.643729    4.386154
36       3.406521    4.148183    4.109421    4.654289    3.526327    4.240451
37       3.297248    4.010453    3.976601    4.500340    3.413160    4.099797
38       3.192171    3.877625    3.849160    4.352099    3.304363    3.964064
39       3.091199    3.749545    3.726929    4.209377    3.199854    3.833336
40       2.994283    3.626149    3.609820    4.072108    3.099590    3.707427
41       2.901340    3.507258    3.497713    3.940071    3.003434    3.586148
42       2.812370    3.392856    3.390714    3.813266    2.911462    3.469489
43       2.727082    3.282660    3.288233    3.691336    2.823317    3.357070
44       2.645437    3.176623    3.189976    3.573958    2.738924    3.248937
45       2.567192    3.074470    3.095603    3.460838    2.658001    3.144733
46       2.492318    2.976198    3.004871    3.351792    2.580543    3.044532
47       2.420497    2.881648    2.917553    3.246638    2.506194    2.948053
48       2.351614    2.790662    2.833491    3.145269    2.434858    2.855152
49       2.285483    2.703081    2.752477    3.047568    2.366358    2.765783
50       2.222067    2.618833    2.674411    2.953348    2.300617    2.679731

                    ENHANCED DEATH BENEFIT OPTION TABLES
                        CASH VALUE ACCUMULATION TEST
                        FIFTEEN YEAR CORRIDOR (cont.)

Attained  Male        Male       Female     Female       Unisex      Unisex
Age      Smoker    Non-smoker    Smoker    Non-smoker    Smoker    Non-smoker
51      2.161199    2.537744    2.599315    2.862597    2.237513    2.596883
52      2.102910    2.459835    2.526934    2.775168    2.177026    2.517275
53      2.047148    2.385080    2.457263    2.691007    2.119133    2.440824
54      1.993924    2.313391    2.390373    2.610127    2.063833    2.367496
55      1.943211    2.244749    2.326033    2.532298    2.011090    2.297257
56      1.894852    2.179044    2.264092    2.457384    1.960727    2.229955
57      1.848737    2.116178    2.204319    2.385176    1.912628    2.165461
58      1.804661    2.055966    2.146429    2.315451    1.866569    2.103639
59      1.762500    1.998272    2.090150    2.247951    1.822409    2.044324
60      1.722076    1.943050    2.035381    2.182584    1.779977    1.987396
61      1.683367    1.890227    1.982107    2.119382    1.739235    1.932859
62      1.646388    1.839728    1.930542    2.058388    1.700230    1.880629
63      1.611157    1.791531    1.880817    1.999752    1.663000    1.830719
64      1.577713    1.745625    1.833298    1.943633    1.627627    1.783161
65      1.546027    1.701976    1.787943    1.890080    1.594073    1.737914
66      1.516028    1.660496    1.744728    1.838944    1.562272    1.694872
67      1.487547    1.621036    1.703334    1.790070    1.532037    1.653905
68      1.460444    1.583475    1.663585    1.743191    1.503212    1.614851
69      1.434542    1.547672    1.625046    1.698052    1.475565    1.577550
70      1.409753    1.513532    1.587722    1.654527    1.449021    1.541904
71      1.386077    1.481046    1.551504    1.612635    1.423544    1.507912
72      1.363529    1.450650    1.516670    1.572459    1.399197    1.475929
73      1.342196    1.421559    1.483432    1.534168    1.376080    1.445325
74      1.322153    1.394245    1.451979    1.497907    1.354284    1.416538
75      1.303393    1.368707    1.422396    1.463733    1.333815    1.389551
76      1.285968    1.344816    1.394629    1.431599    1.314704    1.364260
77      1.269734    1.322428    1.368542    1.401377    1.296805    1.340517
78      1.285872    1.333909    1.377528    1.407201    1.311914    1.351104
79      1.302081    1.345532    1.386607    1.413214    1.327009    1.361804
80      1.318276    1.357244    1.395733    1.419398    1.342005    1.372575
81      1.334470    1.369085    1.404952    1.425825    1.356906    1.383460
82      1.350727    1.381140    1.414369    1.432622    1.371785    1.394551
83      1.367188    1.393559    1.424134    1.439960    1.386775    1.405997
84      1.384016    1.406514    1.434393    1.448017    1.402032    1.417973
85      1.401261    1.420093    1.445468    1.456838    1.417682    1.430549
86      1.360958    1.375749    1.397574    1.406577    1.375074    1.384806
87      1.321737    1.333105    1.351783    1.358565    1.333741    1.340822
88      1.283300    1.291916    1.307511    1.312544    1.293294    1.298376
89      1.245654    1.251878    1.264774    1.268213    1.253794    1.257171
90      1.208520    1.212724    1.222977    1.225318    1.214841    1.216951
91      1.171617    1.174200    1.182129    1.183569    1.176315    1.177464
92      1.134636    1.136040    1.141948    1.142690    1.137961    1.138456
93      1.097248    1.097968    1.102146    1.102403    1.099481    1.099646
94      1.086578    1.086831    1.089667    1.089667    1.087938    1.087938
95      1.074710    1.074710    1.076363    1.076363    1.075379    1.075379
96      1.061556    1.061556    1.062385    1.062385    1.061902    1.061902
97      1.047569    1.047569    1.047902    1.047902    1.047720    1.047720
98      1.033332    1.033332    1.033417    1.033417    1.033356    1.033356
99      1.019739    1.019739    1.019739    1.019739    1.019739    1.019739

                      PART C

                OTHER INFORMATION

                   CARILLON LIFE ACCOUNT
                 PART C: OTHER INFORMATION

Item 26.  Exhibits

a) Resolutions Establishing Carillon Life Account *

b) Custodian Agreements--None

c) Underwriting Agreement*

   1) Form of Selling Agreement*

d) Specimen of Policy*

   1) Riders and Endorsements
      A) Term Insurance Rider for Other Insured Persons*
      B) Schedule Increase Option Rider for the Insured*
      C) Enhanced Death Benefit Rider*
      D) Guaranteed Insurability Option Rider*
      E) Accidental Death Benefit Rider*
      F) Children's Insurance Rider*
      G) Total Disability Benefit Rider*
      H) No Lapse Rider *
      I) Insurance Exchange Rider*
      J) Accelerated Benefit Rider*
      K) Monthly Deduction Endorsement*
      L) Accounting Benefit Rider*
      M) Supplemental Coverage Rider*

e) Form of Application for Policy*

f) Amended Articles of Incorporation and Code of Regulations of The Union Central Life Insurance Company *

g) Forms of Reinsurance Contracts-none

h) Forms of Participation Agreements

   1) Participation Agreement - Scudder Variable Series I (formerly Scudder Variable Life Insurance Fund, Inc.)*
   2) Participation Agreement - American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.)*
   3) Participation Agreement - MFS Variable Insurance Trust*
   4) Participation Agreement - AIM Variable Insurance Funds*
   5) Participation Agreement - Franklin Templeton Variable Insurance Products Trust*
   6) Participation Agreement - Seligman Portfolios, Inc.*
   7) Participation Agreement - Universal Institutional Funds,
      Inc.*
   8) Participation Agreement - Alger American Fund*
   9) Participation Agreement - Oppenheimer Variable Account
      Funds **

i) Administrative Contracts - none

j) Other Material Contracts - none

k) Opinion and Consent of Counsel

l) Actuarial Opinion as to Illustrations **

m) Sample Calculations for Illustrations **

n) Other Opinions--none

o) Financial Statements (included in the SAI)

p) Initial Capital Agreements--None

q) Memorandum describing Certain Procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii)*

r) Consent of Attorney - filed herewith in combination with
   item 26 (k) above.

s) Powers of Attorney
                    1. Michael A. Fisher **
                    2. Michael S. Cambron **
                    3. Francis V. Mastrianna, Ph.D.*
                    4. Thomas E. Petry*
                    5. Myrtis H. Powell, Ph.D.*
                    6. Dudley S. Taft*
                    7. John M. Tew, Jr., M.D.*

t) Notice of Withdrawal Right for Policies*

u) Consent of Auditors - Not applicable.
   The financial statements of the Depositor and the subaccounts of the Registrant will be filed in Part B prior to the effective date of the prospectus by a subsequent amendment filed pursuant to paragraph b of Rule 485.

----------------------------------------------------------
* Incorporated by reference to the Registrant's initial registration statement on Form N-6 (File No. 333-116386) filed April 30, 2004.

** Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-6 (File No.
   333-116386), filed April 26, 2005.

Item 27.  Directors and Officers of The Union Central Life
Insurance Company

Set forth below is a list of the directors and executive officers of The Union Central Life Insurance Company and the position held with the Company by each person.

Name and                       Principal Positions and
Business Address               Offices with Depositor
James A. Anderson              Director
3333 Burnet Avenue
Cincinnati, Ohio 45229

Michael S. Cambron             Director
36 E. Fourth Street
Cincinnati, Ohio  45202

Senator Richard H. Finan       Director
11137 Main Street
Cincinnati, Ohio  45241

Michael A. Fisher              Director
441 Vine Street
300 Carew Tower
Cincinnati, Ohio  45202

John H. Jacobs*                Chairman of the Board, and
                               Chief Executive Officer

Francis V. Mastrianna, Ph.D.   Director
5603 Flagstone Way
Milford, Ohio 45150

Thomas E. Petry                Director
312 Walnut Street. Suite 1600
Cincinnati, Ohio  45202

Larry R. Pike*                 Director

Myrtis H. Powell, Ph.D.        Director
8315 Crestdale Court
Cincinnati, Ohio  45236

Dudley S. Taft                 Director
312 Walnut Street
Suite 3550
Cincinnati, Ohio  45202

John M. Tew, Jr., M.D.         Director
234 Goodman Street
Cncinnati, Ohio  45219-0724

Gary T. Huffman*               President and
                               Chief Operating Officer

Lisa A. Mullen*                Senior Vice President

Steven R. Sutermeister*        Senior Vice President and
                               Chief Investment Officer

David F. Westerbeck*           Executive Vice President,
                               General Counsel and Secretary

Dale D. Johnson*               Senior Vice President

Elizabeth G. Monsell*          Senior Vice President

Steven J. Valerius*            Senior Vice President

Christopher T. Lutz*           Vice President, Controller
                               and Treasurer

--------------
*  P.O. Box 40888
   Cincinnati, Ohio  45240

Item 28.  Persons Controlled by or Under Common Control with The
Union Central Life Insurance Company or Carillon Life Account include:


Name of Corporation (state where organized)                 Principal Business
-------------------------------------------                 ------------------
UNIFI MUTUAL HOLDING COMPANY (NE)...........................mutual insurance holding company
  AMERITAS HOLDING COMPANY (NE).............................stock insurance holding company
    ACACIA LIFE INSURANCE COMPANY (DC)......................life insurance company
      Acacia Financial Corporation (MD).....................holding company
        Acacia Federal Savings Bank (DE)....................federally chartered bank
          Acacia Service Corp. (VA).........................deposit solicitation
        Calvert Group, Ltd. (DE)............................holding company
          Calvert Asset Management Company (DE).............asset management services
          Calvert Shareholder Services, Inc. (DE)...........administrative services
          Calvert Administrative Services Company (DE)......administrative services
          Calvert Distributors, Inc. (DE)...................broker-dealer

    AMERITAS LIFE INSURANCE CORP. (NE)......................life/health insurance company
      AMAL Corporation (NE).................................a joint venture holding company between
                                                            Ameritas Life Insurance Corp. (86.00%),
                                                            Acacia Life Insurance Company (11.03%),
                                                            and Acacia Financial Corporation (2.97%)
        Ameritas Variable Life Insurance Company (NE).......life insurance company
        Ameritas Investment Corp. (NE)......................securities broker dealer and investment adviser owned by AMAL Corporation (66.41%)
                                                            and AmerUs Life Insurance Company (33.59%)
      Ameritas Investment Advisors, Inc. (NE)...............investment adviser
      First Ameritas Life Insurance Corp. of New York (NY)..life insurance company
      Pathmark Administrators, Inc. (NE)....................third-party administrator of dental and eye care insurance plans

    THE UNION CENTRAL LIFE INSURANCE COMPANY (OH)...........life insurance company
      Union Central Mortgage Funding, Inc. (OH).............mortgage loan and servicing
      Summit Investment Partners, LLC (OH)..................investment adviser
      Carillon Marketing Agency, Inc. (DE)..................insurance agency
      Carillon Investments, Inc. (OH).......................securities broker dealer and investment adviser
      PBRA, Inc. (CA).......................................holding company
        Price, Raffel & Browne Administrators, Inc. (DE)....pension administration services
      Summit Investment Partners, Inc. (OH).................investment adviser

    SUMMIT MUTUAL FUNDS, INC. (MD)..........................mutual fund company of which the Fund owns more than 90% of the outstanding shares

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.

Item 29.  Indemnification

     Article 1701.13(E)(1) of the Ohio Revised Code provides in relevant part that a corporation may indemnify any person who is a party to a lawsuit or any other legal action other than one brought on behalf of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses and amounts paid in connection with a lawsuit or action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful.

     Article VII of the Code of Regulations of The Union Central Life Insurance Company states that, "The Corporation shall, to the full extent not prohibited by the General Corporation Law of Ohio, indemnify any person who is or was a director or officer of the Corporation and whom it may indemnify pursuant thereto. The Corporation may, within the sole discretion of the Board of Directors, indemnify in whole or in part any other person whom it may indemnify pursuant thereto."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

          (a) Other Activity - none.

          (b) Management -
              Set forth below is a list of each officer and director of Carillon Investments, Inc. and the position held with the company by each person.

Name and Principal        Positions and
Business Address*         Offices with Underwriter
------------------        ------------------------
Gary T. Huffman           Director
Steven R. Sutermeister    Director
Elizabeth G. Monsell      Director and President
Kevin W. O'Toole          Vice President
Connie Grosser            Vice President, Operations, and Treasurer
Bernard A. Breton         Vice President and Chief Compliance Officer
John F. Labmeier          Vice President and Secretary
Andrew J. Van Erp         Vice President
John M. Lucas             Assistant Secretary
Jennifer A. Elliott       Assistant Vice President, Operations
John R. Feldman           Assistant Vice President
Amy D. Starkey            Assistant Vice President, Compliance
Melissa A. MacKendrick    Assistant Treasurer

---------------
* The principal business address of each person is 1876 Waycross Road, Cincinnati, Ohio 45240

          (c) Compensation from the Registrant.

                               Compensation
                               on Events
              Net              Occasioning
Name of       Underwriting     the Deduction
Principal     Discounts and    of a Deferred    Brokerage      Other
Underwriter   Commissions      Sales Load       Commissions    Compensation
-----------   -------------    -------------    -----------    ------------
Carillon
Investments,  $4,438,116*       N/A              N/A            N/A
Inc.


* Combined number with registration number 33-94858, which has been replaced by this product.

Item 31.  Location of Accounts and Records

Physical possession of the accounts, books and other documents required to be maintained by Section 30(a) and the rules under that section is maintained either by Elizabeth Monsell, President of Carillon Investments, Inc. or Kristal Hambrick, Vice President of The Union Central Life Insurance Company, both located at 1876 Waycross Road, Cincinnati, Ohio, 45240.

Item 32.  Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 33.  Fee Representation

The Union Central Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Union Central Life Insurance Company.

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Carillon Life Account, and the Depositor, The Union Central Life Insurance Company, have duly caused this registration statement to be signed on their behalf by the undersigned, duly authorized, in the City of Cincinnati and the State of Ohio, on the 28th day of February, 2006.

                                        CARILLON ACCOUNT
                                          (Registrant)

                     THE UNION CENTRAL LIFE INSURANCE COMPANY
(SEAL)                                   (Depositor)


Attest: /s/ John F. Labmeier          By: /s/ John H. Jabobs
                                           John H. Jacobs
                                      Chief Executive Officer
                                     and Chairman of the Board
                      The Union Central Life Insurance Company


     As required by the Securities Act of 1933, this Registration
Statement has been signed below by the following Directors and Officers of The Union Central Life Insurance Company in the capacities and on the dates indicated.


Signature               Title                          Date
---------               -----                          ----
/s/John H. Jacobs       Chief Executive Officer        02/28/2006
 John H. Jacobs         and Chairman of the Board
                        (Principal Executive Officer)

/s/Christopher T. Lutz  Vice President, Controller     02/28/2006
 Christopher T. Lutz    and Treasurer
                        (Principal Financial and
                        Accounting Officer)


Signature                           Title       Date
---------                           -----       ----
*/s/ Michael S. Cambron             Director    02/28/2006
     Michael S. Cambron

*/s/ Michael A. Fisher              Director    02/28/2006
     Michael A. Fisher

*/s/ Francis V. Mastrianna, Ph.D.   Director    02/28/2006
     Francis V. Mastrianna, Ph.D.

*/s/ Thomas E. Petry                Director    02/28/2006
     Thomas E. Petry

*/s/ Myrtis H. Powell, Ph.D.        Director    02/28/2006
     Myrtis H. Powell, Ph.D.

*/s/ Dudley S. Taft                 Director    02/28/2006
     Dudley S. Taft

*/s/ John M. Tew, Jr., M.D.         Director    02/28/2006
     John M. Tew, Jr., M.D.


*/ By David F. Westerbeck, pursuant to Power of Attorney.

                       Table of Exhibits

Item 24.  k) and r)    Opinion and Consent of Counsel


Paid-Up Life Insurance Benefit Endorsement